UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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____ Preliminary proxy statement	____ Confidential, for use of the Commission only [as permitted by Rule 14a-6(e)(2)].
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____ Definitive Additional Materials.
____ Soliciting Material Pursuant to §240.14a-12.
National HealthCare Corporation
(Name of Registrant as Specified in Its Charter)
________________________________________ (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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100 E. Vine Street

Robert G. Adams

Murfreesboro, Tennessee 37130

Chief Executive Officer

NHC

March 31, 2010

Dear Fellow Shareholder:

It is my pleasure to invite you to attend NHC’s 2010 Annual Meeting of Shareholders.  The annual meeting will be held on Thursday, May 6, 2010 at 4:00 p.m. CDT on the 14th Floor at the City Center in Murfreesboro, 100 E. Vine Street, Murfreesboro, Tennessee.

The Notice of Annual Meeting and Proxy Statement in this mailing describe the business items we plan to address at the meeting.  We also will present a brief report on our business and respond to your questions.

Your vote is very important.  Please take the time to cast your vote regardless of the number of shares you own.  You have the option to cast your proxy vote by telephone (1-800-690-6903) or online at www.proxyvote.com as provided by Broadridge Financial Solutions.  These are quick, cost-effective and easy ways for you to submit your proxy.  If you vote by telephone or via the internet, you do not need to return the enclosed proxy card by mail.  If you prefer to vote by mail, please promptly sign, date and return the enclosed proxy card in the postage-paid envelope provided.

I look forward to seeing you on May 6th.

Best regards,

Robert G. Adams

2

NHC

100 E. Vine Street

Murfreesboro, TN  37130

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2010 Annual Meeting of the Shareholders (the “Meeting”) of National HealthCare Corporation (ANHC@ or the “Company”) will be held on the 14th Floor of the City Center at 100 E. Vine Street, Murfreesboro, Tennessee, on Thursday, May 6, 2010, at 4:00 p.m. CDT.  At the meeting, we will vote on the following items and any other matters that are properly presented at the meeting:

1)  Reelect two directors;

2)  Ratify the implementation of the National HealthCare Corporation 2010 Omnibus Equity Incentive Plan (the “2010 Equity Incentive Plan”), pursuant to which 1,200,000 shares will be available to grant for restricted stock, stock appreciation rights, stock options and employee stock purchase plan needs; and

3)  Approve an amendment to the existing shareholder approved “NHC Executive Officer Performance Based Compensation Plan;” and

4)  Transact such other business as may properly come before the meeting or any continuances of it.

The nominees for reelection as directors are Richard F. LaRoche, Jr. and Lawrence C. Tucker.  These nominees currently serve as directors of the Company.

The Board of Directors (the Aboard@) has chosen the close of business on Monday, March 15, 2010 as the record date (the Arecord Date@) for the determination of shareholders who must be notified of and who are eligible to vote at the meeting or at any postponement or adjournment of the meeting.

Please use the toll-free telephone number or vote online at www.proxyvote.com (provided by Broadridge Financial Solutions) or sign, date, and return the proxy card promptly in the enclosed envelope.  All proxy materials are also available via the website at www.NHCcare.com.  If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.

March 31, 2010	As authorized by the Board of Directors,
Murfreesboro, Tennessee
JOHN K. LINES
SVP, General Counsel & Secretary

Your Vote is Important!

3

NHC

--------------------------

100 E. Vine Street

Murfreesboro, Tennessee 37130

--------------------------

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE MEETING

Why are you receiving these proxy materials?

We are providing these proxy materials to you because NHC’s Board of Directors is asking (or soliciting) shareholders to provide proxies to be voted at our 2010 Annual Meeting of the Shareholders.  The Meeting is scheduled for May 6, 2010, and your proxy will be used at the meeting or at any adjournment or postponement of the Meeting.  In this Proxy Statement, we refer to National HealthCare Corporation as “NHC,” “we,” “our” or the “Company.”

What is a proxy?

A proxy is a legal designation of another person to vote your shares.  You may authorize the other person by phone or via an Internet website.  You also may do so in writing by filling out your proxy card if you hold shares in your own name.  If you hold shares through a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following the instructions that the broker or nominee provides to you with these materials.  Most brokers offer voting by mail by completion of a voting instruction card, by telephone or via the Internet.

When is this Proxy Statement (with Annual Report) being mailed?

This Proxy Statement and the proxy card are first being sent to shareholders on or near March 31, 2010.  A copy of the Annual Report on Form 10-K for the Company for the year ended December 31, 2009, including audited financial statements, is also enclosed.

Are the proxy materials available on the Internet?

A full set of proxy materials is available on the NHC website at www.NHCcare.com.  Just click on the button labeled “2010 Proxy Materials” after clicking on the “Investor” tab.   Our Company maintains the confidentiality of shareholders who use our website.  We do not utilize “cookies” or other tracking features on the NHC website.

How can you vote?

You may vote by using the toll-free number or via the Internet at www.proxyvote.com.  Your proxy card includes instructions for using these quick, cost-effective and easy voting methods.  You also may simply fill out, sign and date your proxy card and mail it in the prepaid envelope included with these proxy materials.  If you vote by telephone or the Internet, do not return your proxy card by mail.  You will need to follow the instructions when you vote using any of these methods to make sure your vote will be counted at the meeting.  You also may vote by submitting a ballot in person if you attend the meeting.  However, we encourage you to vote by proxy card, by telephone or via the Internet even if you plan to attend the meeting.  If you hold shares through a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following the instructions that the broker or nominee provides to you with these materials.  Most brokers offer voting by mail (with the completion of a voting instruction card), by telephone and via the Internet.  If you hold shares through a broker or other nominee and wish to vote your shares at the meeting, you must obtain a legal proxy from your broker or nominee and present it to the inspector of election with your ballot when you vote at the Meeting.

Can I revoke my proxy?

You have the power and right to revoke the proxy at any time before the Meeting.  A proxy may be revoked by filing with the Secretary of the Company (i) a written revocation or (ii) your proxy with a later date than the prior proxy.  Furthermore, if you attend the Meeting, you may elect to vote in person, thereby canceling the proxy.

Who is entitled to vote at the meeting?

All shareholders who held shares of common stock or preferred stock at the end of the business day on the Record Date (March 15, 2010) are entitled to receive notice of and to vote at the meeting.

Who attends the Meeting?

Shareholders (or their authorized representatives) and our guests are invited to attend the Meeting.

How will your shares be represented at the meeting?

At the Meeting, the officers named in your proxy card will vote your shares in the manner you requested if you correctly submitted your proxy.  If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as our Board of Directors recommends, which is:

FOR the reelection of each of the nominees for director named in this Proxy Statement; and

FOR ratification of the 2010 Equity Incentive Plan.

FOR the amendment to the existing shareholder approved “Amended NHC Executive Officer Performance Based Compensation Plan.”

Are there any other matters to be addressed at the Annual Meeting?

We know of no other matters to be brought before the Annual Meeting, but if other matters are brought up before or at the meeting, the officers named in your proxy would take action in their judgment in the best interests of our Company and its shareholders.

How many shares will be voted at the Meeting?

All shareholders who hold shares at the end of the business day on the Record Date are entitled to vote at the Meeting.  The outstanding voting securities of the Company as of March 15, 2010, consisted of 13,721,679 shares of common stock, par value $.01 per share ("Common Stock") and 10,841,062 shares of Series A Convertible Preferred Stock, par value $.01 per share (“Preferred Stock”).  Each holder of the shares of Common Stock is entitled to one vote per share on all matters properly brought before the Meeting.  Each share of Preferred Stock has the right to one vote for each share of Common Stock into which such share of Preferred Stock can be converted.  The number of shares of Common Stock distributed upon conversion of a share of Preferred Stock is currently .24204.   Shareholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

What constitutes a quorum for the Annual Meeting?

The holders of a majority of the voting power of the shares of Common Stock and Series A Convertible Preferred Stock outstanding on the Record Date, together as a single class, will constitute a quorum at the Meeting.  Shares of Common Stock and Preferred Stock represented in person or by proxy at the Meeting (including shares which abstain or do not vote with respect to one or more of the matters presented at the Meeting) will be tabulated by the Company's Secretary who will determine whether or not a quorum is present.

How many votes are required for the approval of directors?

Our Company’s bylaws provide that directors are “elected by a plurality of the votes cast at the annual meeting of the stockholders or at a special meeting of the stockholders called for that purpose.”  A “majority in interest” of stock represented at the meeting is required for the ratification of the Equity Incentive Plan.

How will abstentions be counted?

Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular matter, but will not be counted as votes on such matter.

What is a broker non-vote and how is it counted?

If a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.  Accordingly, a "broker non-vote" may effect establishment of a quorum, but, once a quorum is established, will have no effect on the voting on such matter.

Are there any shareholders that beneficially own more than 5% of NHC’s Stock?

The following information is based upon filings made by the persons or entities identified below with the Securities and Exchange Commission (ASEC@).  Except as set forth below, on March 15, 2010, no person or entity was known to us to beneficially own more than 5% of the outstanding Common Stock or Preferred Stock.

Name And Address Of Beneficial Owner	Amount & Nature of Beneficial Ownership of Common Stock	Percent of Class(1)	Amount & Nature of Beneficial Ownership of Preferred Stock	Percent of Class

National Health Corporation (2) P. O. Box 1398 Murfreesboro, TN 37133	1,578,815(3)	11.3%	1,271,147	11.7%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	1,076,726(8)	7.9%	-	-
Dorothy B. Adams 5380 Gulf of Mexico Dr., Ste. 105 Longboat Key, FL 34228	1,002,064(4)	7.2%	792,092	7.3%
W. Andrew Adams 222 Robert Rose Drive Murfreesboro, TN 37129	904,847(5)	6.5%	594,924	5.5%
Robert G. Adams 100 E. Vine Street, Suite 1400 Murfreesboro, TN 37130	489,802(6)	3.5%	559,289	5.2%
The Adams Group 5380 Gulf of Mexico Dr., Ste. 105 Longboat Key, FL 34228	139,312(7)	1.0%	575,578	5.3%

(1)  Each share of Series A Convertible Preferred Stock is convertible into .24204 of a share of Common Stock at any time at the option of the holder.  The percentages shown are based on 13,693,787 shares of Common Stock outstanding plus, as to each individual and group listed, the number of shares of Common Stock deemed to be owned by such holder pursuant to Rule 13d-3 under the Exchange Act, assuming exercise of options that are exercisable within 60 days and assuming the conversion of the Preferred Stock held by such holder (but not the conversion of Preferred Stock by any other holder).  The percentage shown for the Preferred Stock is based on 10,841,062 shares of Preferred Stock outstanding.

(2)  National Health Corporation is owned solely by the National Health Corporation Leveraged Employee Stock Ownership Plan & Trust.  Its Board of Directors is composed of D. Gerald Coggin, Jeffrey R. Smith and Michael Ussery, all of whom disclaim any beneficial ownership thereof.

(3)  This number includes 307,668 shares issuable upon conversion of the Preferred Stock.

(4)  This number includes 191,717 shares of Common Stock that could be obtained from the conversion of the Preferred Stock.

(5)  This number includes 75,000 shares in stock options outstanding to Mr. Adams and 143,995 shares issuable upon conversion of the Preferred Stock.

(6)  This number includes 135,370 shares of Common Stock that could be obtained from the conversion of the Preferred Stock.

(7)   This number is solely comprised of shares of Common Stock that could be obtained from the conversion of the Preferred Stock.

 (8)  These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities.  For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associate s is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

PROPOSAL I

ELECTION OF DIRECTORS

Pursuant to our Articles of Incorporation, the directors are divided into three groups.  Each group is elected for a three-year term and only one group is up for election each year.  At the February 16, 2010 meeting, two directors were nominated for reelection by the Board, each for a term of three years or until their successors are duly elected and qualified.

Richard F. LaRoche, Jr. and Lawrence C. Tucker, currently directors of the Company, have been nominated for reelection to the Board by the Nominating and Corporate Governance Committee.  They were unanimously approved on motion made by Mr. Burgess and seconded by Mr. Hassan.  Unless authority to vote for the election of directors has been specifically withheld, your proxy holder intends to vote for the election of Mr. LaRoche and Mr. Tucker as directors.

If the nominees become unavailable for any reason (which event is not anticipated), the shares represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person(s) as may be determined by the proxy holder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS.

DIRECTORS OF THE COMPANY

NHC has a seven person Board of Directors.  Directors each serve a three year term and may be removed from office for cause only.  The following table gives information about our directors:

Name and Address of Directors	Age	Position	Expiration of Term

J. Paul Abernathy, M.D. 2102 Greenland Dr. Murfreesboro, TN 37130	74	Director	2012
Robert G. Adams 100 Vine St., Ste. 1400 Murfreesboro, TN 37130	63	Director, CEO & Chairman	2012
W. Andrew Adams 222 Robert Rose Drive Murfreesboro, TN 37129	64	Director	2011
Ernest G. Burgess III 7097 Franklin Road Murfreesboro, TN 37128	70	Director	2011
Emil E. Hassan 1704 Irby Lane Murfreesboro, TN 37127	63	Director	2011
Richard F. LaRoche, Jr. 2103 Shannon Dr. Murfreesboro, TN 37129	64	Director	2010
Lawrence C. Tucker 140 Broadway New York, NY 10005	67	Director	2010

J. Paul Abernathy, M.D. (Independent Director) joined the Board in 2003 and is a retired general surgeon.   He was in private practice at Murfreesboro Medical Clinic from 1971 until retirement in 1995.  Previously, he served as a general practice physician for Hazard Memorial Hospital in Hazard, Kentucky.  Lt. Col. Abernathy additionally served as a flight surgeon for the Homestead Air Force Base in Florida and Chief of Surgery for the United States Air Force at Keesler Air Force Base in Mississippi.  Dr. Abernathy twice served as President of the Rutherford County Stones River Academy of Medicine and is a member of the American College of Surgeons.  Dr. Abernathy has a B.S. degree from Middle Tennessee State University and an M.D. degree from the University of Tennessee.  He serves on the Company=s Audit Committee, Compensation Committee and is Chairman of the Nominating and Corporate Governance Committee.

Robert G. Adams (Chairman, CEO & Inside Director) has served NHC for 36 years - 18 years as Senior Vice President, 10 years as Chief Operating Officer, 5 years as President, 6 years as CEO and 19 years on the Board of Directors.  He became Chairman of the Board on January 1, 2009 and has been Chief Executive Officer since November 1, 2004.  He has extensive long-term health care experience, including serving NHC as a health care center administrator and Regional Vice President.  Mr. Adams has a B.S. degree from Middle Tennessee State University.  He also served on the board of National Health Realty, Inc. from December 1997 through October 2007.  He is the brother of W. Andrew Adams and brother-in-law of D. Gerald Coggin.

 W. Andrew Adams (Affiliated Director) served NHC as President and CEO until he resigned those positions in 2004, remaining as Chairman of the Board through 2008. At its inception in 1997, he served National Health Realty, Inc. as President and Chairman of the Board, resigning his position as President in November 2004.  Mr. Adams has been President and a director of National Health Investors, Inc. since its inception in 1991.  He previously served on the boards of Assisted Living Concepts, SunTrust Bank, David Lipscomb University and the Boy Scouts of America.  He received his B.S. and M.B.A. from Middle Tennessee State University.  He is the brother of Robert G. Adams and brother-in-law of D. Gerald Coggin.

Ernest G. Burgess, III (Independent Director) served as NHC=s Senior Vice President of Operations for 20 years before retiring in 1994.  His Board of Director=s position spans eighteen years.  He has a M.S. degree from the University of Tennessee and is currently the Mayor of Rutherford County, Tennessee.  Mr. Burgess also served on the board of National Health Realty, Inc. from 1998 through October 2007.

Emil E. Hassan (Independent Director) joined the Board in April 2004.   In 2004, he retired from the position of Senior Vice President of manufacturing, purchasing, quality and logistics for Nissan North America, Inc.  He now serves as Chairman of Auto Services Americas, which handles the great majority of Nissan=s vehicle transportation logistics, preparation and delivery requirements and some other auto manufacturer’s vehicles.  Prior to joining Nissan, he was with Ford Motor Co. for twelve years, where he held various management positions in engineering and manufacturing.  Mr. Hassan is the chairman of the Business/Education Partnership of Murfreesboro and Rutherford County and he sits on the board of Middle Tennessee Medical Center.  He is a member of the Society of Automotive Engineers, the Leadership Rutherford Alumni Association, the Leadership Nashville Alumni Association and the Rutherford County Chamber of Commerce.  He is a former board member of the Federal Reserve Bank of Atlanta, Nashville Branch.  Mr. Hassan is Chairman of NHC=s Compensation Committee and also serves on NHC=s Nominating and Corporate Governance Committee and Audit Committee.

Richard F. LaRoche, Jr. (Independent Director) served 27 years with NHC as Secretary and General Counsel and 14 years as Senior Vice President, retiring from these positions in May 2002.  He has served as a Board member since 2002.  He has a law degree from Vanderbilt University (1970) and an A.B. degree from Dartmouth College (1967).  Mr. LaRoche serves as a director of Lodge Manufacturing Company and Pure Energy Company (both privately held).  He also served on the boards of National Health Investors, Inc. from 1991 through 2008, National Health Realty, Inc. from 1998 through 2007 and Trinsic, Inc. from 2004 through 2006.  He serves on NHC’s Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.

Lawrence C. Tucker (Independent Director) has been with Brown Brothers Harriman & Co., private bankers, for 43 years and became a general partner of the firm in January 1979.  He served on that firm=s steering committee and was responsible for its corporate finance activities, which included management of the 1818 funds, private equity investing partnerships with originally committed capital of approximately $2 billion. The 1818 Fund II is an investor in NHC, but currently owns less than 5%. Within the last five years, Mr. Tucker also served on the boards of Vaalco Energy Inc., US Unwired Inc., Trinsic Inc., Expedius Communications and

Expedius Holding Corporation.   He has been a NHC director since 1998 and is Chairman of NHC=s Audit Committee and serves on the Compensation and Nominating and Corporate Governance Committees.

EXECUTIVE OFFICERS OF THE COMPANY

Officers serve at the pleasure of the Board of Directors for a term of one year.  The following table gives information about our executive officers (those not serving on the Board):

Name and Address of Executive Officers	Age	Position

D. Gerald Coggin 100 Vine St., Ste. 1400, Murfreesboro, TN	58	Senior V.P., Ancillary Services & Corporate Relations
Donald K. Daniel 100 Vine St., Ste. 1200, Murfreesboro, TN	63	Senior V.P. & Controller, Principal Accounting Officer
Stephen F. Flatt 100 Vine St., Ste. 1400, Murfreesboro, TN	54	President
David L. Lassiter 100 Vine St., Ste. 600, Murfreesboro, TN	55	Senior V.P., Corporate Affairs
John K. Lines 100 Vine St., Ste. 1400, Murfreesboro, TN	50	Senior V.P., Secretary & General Counsel
Julia W. Powell 100 Vine St., Ste. 800, Murfreesboro, TN	61	Senior V.P., Patient Services
Charlotte A. Swafford 100 Vine St., Ste. 1100, Murfreesboro, TN	62	Senior V.P. & Treasurer
Michael Ussery 100 Vine St., Ste. 1400, Murfreesboro, TN	51	Chief Operating Officer

D. Gerald Coggin (Senior Vice President, Ancillary Services & Corporate Relations) has been employed by NHC since 1973.  He served as both a health care center administrator and Regional Vice President before being appointed to his present position.  He received a B.A. degree from Lipscomb University and an M.P.H. degree from the University of Tennessee.  Mr. Coggin is responsible for the Company=s rehabilitation, managed care, hospice, legislative activities, investor and public relations.  Currently he serves on the Boards of MidSouth Bank in

Murfreesboro, Tennessee and Lipscomb University in Nashville.  He is the brother-in-law of W. Andrew Adams and Robert G. Adams.

Donald K. Daniel (Senior Vice President & Controller, Principal Accounting Officer) joined the Company in 1977 as Controller and serves as the Principal Accounting Officer.  He received a B.A. degree from Harding University and an M.B.A. from the University of Texas.

Stephen F. Flatt (President) joined NHC in June 2005 as Senior Vice President-Development.  On January 1, 2009, Mr. Flatt became NHC’s President.  He served as the President of Lipscomb University from 1997 through June 2005 and prior to that President of Ezell Harding Christian School in Nashville and Vice President of Financial Affairs and Institutional Planning at Lipscomb.  Dr. Flatt served on the Board of Directors for the NCAA Division I, as President of the Atlantic Sun Athletic Conference and is a past chair of the Board of Directors of the Tennessee Independent College and Universities Association.  He currently is a member of the Board of SunTrust Bank in Nashville.  Dr. Flatt received his B.A. degree from David Lipscomb College and his M.S. degree and PhD from George Peabody College of Vanderbilt University.

David L. Lassiter (Senior Vice President, Corporate Affairs) joined the Company in 1995.  From 1988 to 1995, he was Executive Vice President, Human Resources and Administration for Vendell Healthcare.  From 1980-1988, he was in human resources positions with Hospital Corporation of America and HealthTrust Corporation.  Mr. Lassiter has a B.S. and an M.B.A. from the University of Tennessee.

John K. Lines (Senior Vice President, Secretary & General Counsel) joined the Company in 2006.  He served as General Counsel of Trinsic, Inc. from May 2005 through August 2006.  Prior to that Mr. Lines was the Assistant General Counsel of Quest Communications International from April 2003 to May 2005.  Prior to April 2003, Mr. Lines acted as General Counsel to several companies including Sorento Networks, Inc., ResortQuest International, Inc. and Insignia Financial Group, Inc.  He was also an associate with the law firm of Squire, Sanders and Dempsey.  Mr. Lines has a B.S. in both Accounting and Finance from Purdue University and a J.D. from Indiana University-Bloomington.

Julia W. Powell (Senior Vice President, Patient Services) has been with the Company since 1974.  She has served as a nurse consultant and director of patient assessment computerized services for NHC.  Ms. Powell has a bachelor of science in nursing from the University of Alabama, Birmingham, and a master=s of art in sociology with an emphasis in gerontology from Middle Tennessee State University. She co-authored Patient Assessment Computerized in 1980 with Dr. Carl Adams, the Company=s founder.

Charlotte A. Swafford (Senior Vice President & Treasurer) has been Treasurer of the Company since 1985.  She joined the Company in 1973 and has served as Staff Accountant, Accounting Supervisor and Assistant Treasurer.  She has a B.S. degree from Tennessee Technological University.

Michael Ussery (Chief Operating Officer) has been with the Company since 1980.  On January 1, 2009, Mr. Ussery was appointed Chief Operating Officer of NHC.  During his tenure with NHC he has served as Senior Vice President-Operations, Senior Vice President-Central Region, Regional Vice President, and Administrator in multiple locations.  Mr. Ussery also won the top honor of Administrator of the Year in 1989. He was promoted to Senior Vice President, Operations in early January 2005.  Mr. Ussery has a B.B.A. from Notre Dame and an M.B.A. from Middle Tennessee State University.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Board of Directors held four meetings during 2009.  All directors were present at the regularly scheduled meetings of the Board and of committees on which they served, except W. Andrew Adams was unable to attend the May 5, 2009 meeting of the Board.  The Company strongly urges, but does not require, directors to attend the Annual Meeting of the Shareholders.  At the 2009 Annual Meeting all directors were in attendance except W. Andrew Adams.  The NYSE-Amex listing rules require that a majority of the Board be comprised of independent directors.  The Board has identified Dr. Abernathy, Mr. Burgess, Mr. Hassan, Mr. LaRoche and Mr. Tucker as independent directors according to Section 802A of the NYSE- Amex Company Guide.

We believe the traditional board leadership model – with our chief executive officer also serving as Chairman of our Board of Directors – benefits our Company in several ways. A combined Chairman/CEO role helps provide strong, unified leadership for our management team and Board of Directors. Our customers, suppliers and other business partners have always viewed the Chairman/CEO of NHC as a visionary leader in our industry, and we believe that having a single leader for the Company is good for our business. Accordingly, we believe a combined Chairman/CEO position is currently the best governance model for our Company and our shareholders.

Our Board committees, each comprised solely of five independent directors and each with a separate chair, are the Audit, Compensation and Nominating and Corporate Governance Committees. The Audit Committee oversees the accounting and financial reporting processes, as well as legal and compliance matters and some aspects of the Company’s risk management processes. The Compensation Committee oversees the annual performance evaluation of our Chairman/CEO and, along with the full Board of Directors, is also responsible for overseeing succession planning. The Nominating and Corporate Governance Committee monitors matters such as the composition of the Board and its committees, Board performance and “best practices” in corporate governance.

Our Board’s Audit Committee is responsible for overseeing the risk management function of the Board.  As part of this function, the Audit Committee has appointed a Certification Committee comprised of the Company’s Compliance Officer, Chief Audit Executive, Principal Accounting Officer, General Counsel and Vice President of Treasury to meet quarterly with a designated member of the Board’s Audit Committee.  These officers meet with the designated Audit Committee representative separately and then jointly to report on risk related matters and to ensure proper communication between senior management, the Audit Committee and the full Board of Directors.  While the Audit Committee discharges this responsibility, our entire Board of Directors is also actively involved in overseeing risk management. For example, at each of its meetings, the Board receives a report from the Chair of the Audit Committee and discusses risks that we are currently facing.  In addition, each of our Board committees considers the risks within its area of responsibilities. For example, our Compensation Committee considers risks that may be implicated by our executive compensation programs and, consistent with NYSE-Amex Listing Standards, our Audit Committee considers the impact of risk on our financial position and the adequacy of our risk-related internal controls.

Our directors bring a broad range of leadership experience to the boardroom and regularly contribute to the thoughtful discussion involved in effectively overseeing the business and affairs of the company. We believe the atmosphere of our Board is collegial, that all Board members are well engaged in their responsibilities, and that all Board members express their views and consider the opinions expressed by other directors. We do not believe that appointing an independent board chairman, or a lead or presiding director, would improve the performance of the Board.

On an annual basis, as part of our governance review and succession planning, the Board (led by the Nominating and Corporate Governance Committee) evaluates our leadership structure to ensure that it remains the optimal structure for our Company and our shareholders.  We recognize that different board leadership structures may be appropriate for companies with different histories and cultures, as well as companies with varying sizes and performance characteristics. We believe our current leadership structure—where our CEO serves as Chairman of the Board, the Board is comprised of experienced independent directors, the Board committees are led by independent directors and the independent directors hold regular meetings in executive session—remains the optimal structure for our Company and our shareholders.

The Board publishes the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee on NHC=s website at www.NHCcare.com.  Each committee is submitting a report in this Proxy Statement.  Each committee adopted its respective charter, which provides that each committee elects a chairman.  These committee meetings serve as the vehicle for regularly scheduled executive sessions of the non-management directors.  The committee chairman serves as the presiding officer at committee meetings.

The Audit Committee has adopted procedures to receive and address complaints regarding accounting, internal control, and auditing issues.  The full Board has adopted the NHC Code of Conduct and the NHC Valuesline, which are described on the Company=s website (under the tab labeled “Investors”) and in this Proxy Statement on page 38.

Finally, we note that the Board has found that Audit Committee member and Chairman Lawrence C. Tucker meets the SEC definition of Aaudit committee financial expert,@ and meets the NYSE-Amex definition of an independent director.

BOARD OF DIRECTORS

COMMITTEE REPORTS

Report of the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee=s responsibilities include providing assistance to the Board of Directors in identifying and recommending candidates qualified to serve as directors of the Company, to review the composition of the Board of Directors, to develop, review and recommend governance policies and principles for the Company and to review periodically the performance of the Board of Directors.  The process followed by the Committee is to identify qualified individuals for Board membership and recommend them to the full Board for consideration.  This includes all potential candidates, whether initially recommended from management, other Board members or shareholders of the Company.  Nominations by shareholders should be sent to National HealthCare Corporation, 100

E. Vine Street, Suite 1400, Murfreesboro, Tennessee 37130, Attn: Nominating and Corporate Governance Committee.  Any such nominations by shareholders shall include the candidate=s name, together with appropriate biographical information of the candidate and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of the Company=s Common Stock or Preferred Stock for at least one year as of the date the recommendation is made.  If the appropriate biographical information is provided on a timely basis, the Committee will evaluate shareholder recommended candidates by following substantially the same process, and applying the same criteria, as it follows for candidates submitted by others.

In determining whether to recommend a candidate for the Board=s consideration, the Committee looks at various criteria including diversity, independence, experience, expertise, skills and an understanding of the health care industry, finance and accounting.  The principal qualification of a director is the ability to act successfully on the shareholders= behalf.  The Committee then evaluates each nominee and does an internal rank ordering.  Because of their experience with the Company, existing Board members are automatically considered by the Committee for reelection.  The Company believes that the collective experience and qualifications of the directors should provide a variety of understanding and abilities that will allow the Board to fulfill its responsibilities.  The Company has not paid a fee to any third party to identify, evaluate or assist in identifying or evaluating potential nominees.

The Nominating and Corporate Governance Committee met once in 2009  on February 11, 2009, and then held a meeting on February 15, 2010 which resulted in the nominations of Richard F. LaRoche, Jr. and Lawrence C. Tucker for reelection to the Board at this 2010 Annual Meeting.

Submitted by the National HealthCare Corporation Nominating and Corporate Governance Committee.

J. Paul Abernathy, Chairman
Ernest G. Burgess III
Emil E. Hassan
Richard F. LaRoche, Jr.
Lawrence C. Tucker

Report of the Audit Committee

The Audit Committee met six times in 2009 and has filed the following report.  The Audit Committee engaged BDO Seidman LLP (ABDO@) for the 2009 first quarter review and then engaged Ernst and Young, LLP (“EY”) for the second and third quarter reviews and the December 31, 2009 audit.

The Audit Committee of the Board of Directors (the “Audit Committee”) of National HealthCare Corporation (the “Company”) conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2009.  The Audit Committee invited several firms to participate in this process, including BDO, the Company’s independent registered public accounting firm since 2004.

As a result of this process and following careful deliberation, on May 18, 2009, the Audit Committee approved the engagement of EY as the Company’s independent registered public accounting firm for the year ending December 31, 2009 and dismissed BDO from that role on May 18, 2009.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, respectively, and in the subsequent interim period through May 18, 2009, there were (1) no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company and EY executed an audit engagement letter on May 21, 2009 and, therefore, EY was engaged as the Company’s independent registered public accounting firm on May 21, 2009.  In deciding to engage EY, the Audit Committee reviewed auditor independence and existing relationships with EY and concluded that EY has no relationship with the Company that would impair its independence.  During the years ended December 31, 2008 and 2007, respectively, and in the subsequent interim period through May 21, 2009, neither the Company nor anyone acting on its behalf has consulted with EY on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.  Representatives of EY will attend the meeting, have an opportunity to make a statement if they desire, and be available to answer questions from the shareholders.

During 2009, the Audit Committee reviewed the Company's financial reporting process on behalf of the Board of Directors and shareholders. Management has the primary responsibility for the preparation of financial statements in the reporting process. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of NHC's financial statements with U.S. generally accepted accounting principles, as well as attesting to the effectiveness of NHC=s internal control over financial reporting.

In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements, which are included in the materials accompanying this Proxy Statement.  It also meets quarterly in executive session with the Company=s '404 compliance officer and EY.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and as required by SEC and NYSE-Amex rules.  In addition, the Audit Committee has received from the independent registered public accounting firm the written communication required by Rule 3526 of the Public Company Accounting Oversight Board and discussed with them their independence from the Company and its management. Aggregate fees billed for the following categories of services are as follows:

	2008	2009
Audit Fees – BDO (1)	$580,500	$ 47,800
Audit Fees – EY (1)	-0-	571,000
Audit-Related Fees – BDO (assurance & related services to the audit)	9,750	12,850
Audit-Related Fees – EY	-0-	-0-
Tax Fees (tax compliance, tax advice and tax planning)	-0-	-0-
All other fees	-0-	-0-

(1)  Fees for services related to (i) the audit of the Company’s consolidated financial statements and internal control over financial reporting and quarterly reviews of the Company’s unaudited interim financial statements (2009 and 2008), statutory audits of insurance subsidiaries (2009), and the SEC comment letters received by the Company (2008).

The Audit Committee=s Pre-Approval Procedure requires the full Audit Committee to pre-approve any transaction with the independent registered public accounting firm, which pre-approval was obtained in all applicable cases.

In reliance on the reviews and discussions referred to above and the Restated Audit Committee Charter and legal requirements applicable for 2009, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements and Section 404 attestation report be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission and distribution to our shareholders.

The members of the Audit Committee are listed below.  Each has been determined to be independent and the Chairman to be financially literate pursuant to American Stock Exchange Rule 803B.(2)(a)(iii), which is currently adopted by the NYSE-Amex.  The Board has also found that Audit Committee member and Chairman Lawrence C. Tucker meets the SEC definition of “Audit Committee Financial Expert.”

Submitted by the National HealthCare Corporation Audit Committee.

Lawrence C. Tucker, Chairman
J. Paul Abernathy, M.D.
Ernest G. Burgess III
Emil E. Hassan
Richard F. LaRoche, Jr.

Report of the Compensation Committee

The Compensation Committee, which met twice in 2009, sets the compensation principles for the Company and reviews and establishes the principles for individual compensation levels for the Named Executive Officers.

For the annual executive compensation review, management provides the Compensation Committee with benchmark data for base salary and equity awards; additionally, management uses the web-based Equilar compensation database as a source for benchmark data for the Named Executive Officers.  Equilar draws data from proxy statements and reports filed with the Securities and Exchange Commission.

The Chief Executive Officer=s compensation is based on his performance in light of the corporate goals and objectives approved by the Committee.  In determining the long-term incentive component of the Chief Executive Officer=s compensation, the Committee considers the Company=s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies and the awards given to the Chief Executive Officer in past years.  The Committee meets with the Chief Executive Officer of the Company to discuss the annual evaluation of the Chief Executive Officer=s performance.  Robert G. Adams has been the Chief Executive Officer since November 1, 2004.

The Committee has reviewed  the Compensation Discussion & Analysis (“CD&A”) with management and based on that review has recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference into NHC’s Form 10-K.

COMPENSATION DISCUSSION & ANALYSIS

We believe that our partners (as we call our employees) are the single most important element in our success.  We design our compensation program to be as similar as possible for all partners, irrespective of location, title or responsibilities.  For example, we attempt to mirror the compensation plan for our partners who deliver “hands on” care with the compensation of their facility-based supervisors, regional office supervisors and home office supervisors, including the Named Executive Officers of the Company.  The following overview will discuss each element of compensation both as it relates to our partners generally and specifically to our five named executive officers (“Named Executive Officers”).

Historically we have designed and continually implement a compensation program for all partners with the objective of providing every partner the opportunity to obtain total compensation equal to or higher than individuals in comparable markets or companies providing quality services in long term health care.

Over time our compensation plan has created elements of compensation in three broad areas: first, current cash compensation; second, equity related compensation to allow partners to participate in the growth and performance of the Company; and third, post employment compensation.  Fringe benefits, while not a significant element of our compensation program, are also discussed.

Cash Compensation

1.

Base Salary.  Our partners, including executive officers, are paid a salary which, in keeping with our overriding objective of performance-based compensation, is generally less than the salaries of employees at comparable companies, like Kindred Health, Skilled Healthcare and Sun Health, which are similar companies in the long term health care industry.  As the opportunity a partner has to impact the Company’s overall profitability and quality goals increases, the percentage of their income derived from base salary should decrease.  In general, we have no employment agreements with our partners, including the Named Executive Officers, other than our center administrators and directors of nursing, who have one year contracts.  Based on public documents, we believe that base salaries for our Named Executive Officers are below salaries for comparable executive officers at “peer” companies, but our Named Executive Officers are afforded a greater opportunity for performance compensation.

2.

Bonus Compensation.  Our partners, from the hourly workers in the health care centers to the Named Executive Officers, have the opportunity to participate in cash incentive compensation plans.  All of our officers, both Named Executive Officers and other executives, have allocated among themselves the responsibility for predetermined annual Company financial and quality objectives and can earn performance bonuses from the Pool described below.  The Compensation Committee believes that the emphasis on both quality and financial objectives discourages excessive risk taking and that the Named Executive Officers are not rewarded for taking risks beyond those inherent in the Company’s business.

All of these bonuses are typically funded from our “NHC Executive Officer Performance Based Compensation Plan” (the “Plan”), which has been in operation in one form or another since 1977.  The current plan was established and approved by our shareholders at the 2007 Annual Shareholders Meeting and then amended at the 2008 Annual Shareholders Meeting.  This Plan requires that we achieve a significant annual return for our shareholders prior to any material performance compensation awards.  At the commencement of each calendar year the Board approves a pre-tax earnings goal.  In 2009, that pre-tax earnings goal was $76,200,000 (prior to determining the compensation award itself).  If the pre-tax earnings goal is met for the year, the Pool is formed of two components: first, a base award equal to $4 million and, second, a bonus award calculated as follows:

•

Shareholders must first receive a required return equal to 15% of beginning common equity plus an estimate of the amount of pre-tax earnings necessary to pay the dividends on preferred stock, after including the expense of the $4 million base award; and

•

An incentive bonus is then allowed equal to 30% of the amount in excess of the required return to shareholders.

The Plan is available for performance compensation to our Named Executive Officers, as well as others, as approved by the Compensation Committee of the Board.  Since the Plan

was approved by the shareholders, we are able to fully deduct for tax purposes compensation paid under the Plan. At the conclusion of each fiscal year and after consultation with the CEO, the Board allocates (in accordance with the terms of the Plan) the Pool among the Named Executive Officers and, in consultation with management, among other participants.

The NHC Executive Officer Performance Based Compensation Plan is designed to reward executive officers and other key employees of the Company.    The Compensation Committee recommends and the Board approves an initial allocation of the amounts earned subject to a final allocation made by the Compensation Committee and ratified by the full Board at the end of the fiscal year.  The Committee also considers any stock awards or other compensation paid to our executive officers for that fiscal year.

In making its allocation of the Pool, our Board’s Compensation Committee initially reviews our CEO’s salary and allocates a portion of the bonus to him based on his performance in light of the attainment of the corporate goals and objectives formulated for that fiscal year.   For 2009 the Compensation Committee allocated 50% of this pool to the Chief Executive Officer and lesser amounts (as identified in the Summary Compensation Table) to the other four Named Executive Officers.  Mr. Robert Adams’ bonus is larger than the other Named Executive Officers as he has a greater ability to affect corporate performance and thus a great deal of his pay is “at risk.”

In addition, Mr. Coggin and Mr. Ussery have the opportunity to earn performance bonuses in amounts as determined in individual plans and payable upon obtaining the goals and objectives of those plans.  Mr. Coggin’s performance plan is based on outcomes related to contract accounts, outpatient clinics, therapy, government relations, hospice, home and community based services and case management.   Mr. Ussery’s performance plan is based on outcomes related to quality performance, financial performance, partner satisfaction, customer satisfaction, pharmacy and parenteral and enteral company results.

Mr. Adams, Mr. Daniel and Ms. Swafford, due to their positions, were held responsible for the performance of company goals and their allocation of the NHC Executive Officer Performance Based Compensation Plan is strictly as determined by the Compensation Committee and ratified by the Board.  In determining the amount to reward Mr. Adams, Mr. Daniel and Ms. Swafford, the Compensation Committee took into account the total compensation earned by the CEO, Controller and Treasurer at other publicly traded long-term care health care companies, namely Kindred Health, Skilled Healthcare, and Sun Health.  The Compensation Committee also analyzed and compared the financial performance of comparable companies over the prior three year period to the performance of the Company.  That analysis showed that the Company’s Named Executive Officers made less but produced more than their counterparts in the comparable companies. Based on this analysis, the bonus compensation for Mr. Adams, Mr. Daniel and Mrs. Swafford was allocated as set forth in the Summary Compensation Table.

From time to time our Named Executive Officers have received bonuses out of the Plan to assist in exercising stock options.  The Compensation Committee believes that these payments are appropriate since it is important for the Company’s Named Executive Officers to have ownership in the Company to further align their interests with the interests of the Company’s other shareholders.

Equity Based Compensation

Our equity based compensation program has two main components.  First, for every year since we have been a public company (1983) we have maintained an Employee Stock Purchase Plan (the “ESPP”).  Pursuant to the ESPP, every partner in the Company may contribute, by payroll deduction, up to $25,000 per year which is then used at the end of the year to purchase from the Company shares of Common Stock at a price equal to the lesser of the closing price on the first trading day of the fiscal year or the closing price on the last trading day of the fiscal year. Tax regulations prohibit us from allowing participation in the ESPP by any partner who is a 5% or greater shareholder.  The purpose of the ESPP is to encourage our partners to acquire equity ownership in the Company by allowing them to purchase our equity at an advantageous price.  Of our five Named Executive Officers, Robert G. Adams, D. Gerald Coggin and Donald K. Daniel participated in the ESPP this year.

The second component of our equity compensation has historically been based upon traditional stock option grants.  We have maintained shareholder approved stock option plans since 1983.  The most recent plans were adopted in 2004 and 2005.  The Board is also recommending approval of the new 2010 Equity Incentive Plan to allow the Company flexibility in its overall compensation program and to promote the interests of NHC by providing incentives and rewards to employees, who are primarily responsible for the management, growth and financial success of the Company.  These plans authorize the Board and its Compensation Committee to issue various types of derivative equity, including stock appreciation rights and restricted stock.  Every stock option we have issued has been with an exercise price set at the trading price of our stock on the NYSE-Amex on the stock option’s grant date.  With the adoption of the 2010 Plan, the Company has decided to issue restricted stock in 2010 instead of traditional stock options.  The objective of our stock equity policy is both to reward participating partners for their efforts by sharing in the Company’s stock value increase and, second, to induce partners to remain with us.  We have historically accomplished the latter by granting five year stock options and intend to continue this by granting restricted stock that vest over a five year period.  The Company intends to make the restricted stock grants performance based with respect to the Named Executive Officers by providing in the grants that 20% of such restricted stock shall only vest each year if a pre-tax earnings goal is met for such year.  For 2010 only, the pre-tax earnings goal with respect to the restricted stock will be for the period June 1 through December 31, 2010.

Additionally, from time to time the Board has approved the use of part of the bonus allowed under the NHC Executive Officer Performance Based Compensation Plan to be paid as a special cash bonus to participating partners to assist them in exercising the stock options.  In the last five years, stock option grants have been made to a group of Board identified “Key

Employees” which includes executive officers, department heads, regional staff and certain home office partners, generally 30 to 40 partners in total.

Stock options were last granted to executive officers in 2004, except for two more recently hired executives who were granted stock options in February 2007.  The grant of stock options is recommended to the Compensation Committee by the executive officers.  Historically there have been some stock option grants which were not exercised because they were never “in the money.”  The Company has never repriced stock options.  We have never had written policies for the issuance of stock options but historically the Committee has, among other factors, taken into account management’s recommendations in approving the stock option grants.  Also, the Committee, upon approval of the grants, has normally authorized management to grant the stock options at their discretion.  The Company has never relied upon either the release of material information or the non-release of material information when issuing the grants.

Retirement and Post Employment Compensation

In keeping with our focus on performance compensation, we also believe in the personal responsibility of the partners to plan for their retirement. To this end, we have long sponsored a qualified defined contribution plan (the “401(k) Plan”), which is available to all partners, including our Named Executive Officers and provided by a third party.  Qualified plans such as the 401(k) Plan carry with them a limit on the amount of compensation that “highly compensated” employees can defer.  All of our key employees are considered highly compensated and thus are greatly curtailed in their ability to contribute to the 401(k) Plan.  Accordingly, the Company offers its highly compensated employees the opportunity to participate in a non-qualified Key Employee Deferred Compensation Plan (the “Key Employee Plan”) provided by a third party.  Both plans offer participants a menu of investment choices.  In the 401(k) Plan, the Company matches the partner’s contributions to the plan in an amount equal to 50% of the partner’s contribution up to 2.5% of their total quarterly compensation.  The 401(k) Plan has an option of investing in our Common and Preferred Stock, but the matching contribution is made irrespective of the investment choices by the partner.

In the Key Employee Plan, the Company will match 15% of a partner’s contribution to the plan only to the extent the partner’s contribution is invested in our stock.  All Company contributions are vested when the participant has been in the plan for eight years.  Three of the Company’s Named Executive Officers, Mr. Adams, Mr. Daniel and Mr. Ussery, made contributions to the third party provided Key Employee Plan in 2009, with the amounts of the Company contribution being disclosed in the Summary Compensation Table and their individual deferrals detailed in the narrative.  All of the Named Executive Officers are now 100% vested in the Company match.  The Key Employee Plan is not provided by the Company; it is provided by National Health Corporation.  We reimburse National Health Corporation actual expenses incurred by it, plus a fee of one percent for other administrative services.

Fringe Benefits

The following fringe benefits are available to all of our managerial partners, including the Named Executive Officers:

-

Cars are provided to those officers or partners whose job requirements dictate travel in excess of 20,000 miles per year.  None of our Named Executive Officers have such cars.

-

Normal and customary business expenses incurred in the performance of the Company’s duties are reimbursed based upon written guidelines.

-

All full time partners, whether hourly or salaried, are covered with Company sponsored health insurance and must individually pay a portion of the premium for the plan in which they enroll.  In addition, all benefit eligible employees are provided with a life insurance component, the premium of which is paid for all employees by the Company.

2009 SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compen-sation ($) (4)	Change in Pension Value & Nonqual-ified Def. Comp. Earnings ($)	All Other Comp-ensation ($) (5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert G. Adams CEO (6)	2009 2008 2007	134,800 134,500 132,144	3,410,043 1,200,000 1,000,000	0 0 0	0 0 0	0 0 0	0 0 0	16,820 52 52	3,561,663 1,529,105 1,329,331
D. Gerald Coggin SVP, Ancillary Services & Corporate Relations	2009 2008 2007	124,087 115,192 114,904	362,858 10,000 0	0 0 0	0 0 0	446,579 463,717 435,068	0 0 0	1,470 1,252 1,252	934,994 638,383 599,582
Donald K. Daniel SVP & Controller, Prin. Acct. Officer	2009 2008 2007	125,000 125,000 124,808	1,197,858 800,000 725,000	0 0 0	0 0 0	0 0 0	0 0 0	28,132 33,562 21,374	1,350,990 1,008,763 923,978
Charlotte A. Swafford SVP & Treasurer	2009 2008 2007	125,000 125,000 124,808	1,197,858 800,000 750,000	0 0 0	0 0 0	0 0 0	0 0 0	70 52 52	1,322,928 973,168 922,976
Michael Ussery Chief Operating Officer	2009 2008 2007	121,808 115,968 113,104	312,295 20,000 20,000	0 0 0	0 0 0	515,172 508,927 469,515	0 0 0	16,032 14,446 14,069	965,307 699,669 655,180

(1)

These bonus amounts were earned pursuant to the NHC Executive Officer Performance Based Compensation Plan as discussed in the CD&A on pages 16-18.  These amounts include $2,110,043, $327,858, $327,858, $327,858 and $262,295 received by Robert G. Adams, D. Gerald Coggin, Donald K. Daniel, Charlotte A. Swafford and Michael Ussery, our Named Executive Officers, respectively, to assist in exercising options in 2009.

(2)

No stock awards were made to Named Executive Officers or key employees during 2009, 2008 or 2007.

(3)

None of the Named Executive Officers were granted stock options in 2009, 2008 or 2007.

(4)

Mr. Coggin and Mr. Ussery have individual performance plans based on quality, financial and growth goals of the Company.

(5)

The amounts listed in the All Other Compensation column are comprised of the Company match to the Named Executive Officers’ 401(k) Plan, Key Employee Deferred Compensation Plan and group term life insurance benefit ($69.96 each).  Ms. Swafford did not receive a match in either the 401(k) Plan or the deferred compensation plan.  Mr. Adams received a $1,750 match to his 401(k) Plan and $15,000 to the deferred compensation plan account.  Mr. Coggin received a $1,400 match to his 401(k) Plan and $-0- to the deferred compensation plan account.  Mr. Daniel received a match of $3,063 to his 401(k) Plan account and $25,000 to the deferred compensation plan account.  Mr. Ussery received a match of $3,063 to the 401(k) Plan and $12,900 to the deferred compensation plan account.

(6)

Robert G. Adams is also a director of NHC but receives no compensation as a director.

During 2009, Mrs. Swafford did not defer any compensation under either the non-qualified deferred compensation plan or the Company’s 401(k) Plan.  Mr. Coggin did not defer any compensation under the non-qualified deferred compensation plan but did make

contributions under the Company’s 401(k) Plan in the amount of $10,400.   Mr. Adams deferred $100,000 under the non-qualified deferred compensation plan and $13,100 under the 401(k) Plan.  Mr. Daniel deferred $166,666 under the non-qualified deferred compensation plan and $6,200 under the 401(k) Plan.  Mr. Ussery deferred $86,000 under the non-qualified deferred compensation plan and $17,800 under the 401(k) Plan.

For additional details on the Key Employee Plan, please see the details in the table so identified.

GRANTS OF PLAN-BASED AWARDS

(None in 2009)

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

(None in 2009)

No equity awards were issued in 2009.

2009 OPTIONS EXERCISED AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Robert G. Adams, CEO	100,959	1,625,440	0	0
D. Gerald Coggin, SVP, Ancillary Services & Corporate Relations	15,687	252,561	0	0
Donald K. Daniel, SVP & Controller	15,687	252,561	0	0
Charlotte A. Swafford, SVP & Treasurer	15,687	252,561	0	0
Michael Ussery, Chief Operating Officer	12,550	202,055	0	0

2009 PENSION BENEFITS

The Company does not offer any pension benefit plans; thus this table is not utilized.

2009 NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY (1) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(1) ($)
(a)	(b)	(c)	(d)	(e)	(f)
Robert G. Adams CEO	$100,000	$15,000	-	0	-
D. Gerald Coggin SVP, Ancillary Services & Corporate Relations	0	0	-	0	-
Donald K. Daniel SVP & Controller	166,000	25,000	-	0	-
Charlotte A. Swafford, SVP & Treasurer	0	0	-	0	-
Michael Ussery Chief Operating Officer	86,000	12,900	-	0	-

(1) The Key Employee Plan is not provided by the Company and as such the Company has no responsibility for Aggregate Earnings or the Aggregate Balance. While the Company funds and expenses the contributions to the Plan, the Company is not obligated to pay the executive the Aggregate Balance of the nonqualified deferred compensation account and the Aggregate Balance is not a claim on the Company’s assets.  Therefore, no amounts are reported under these columns. See the second paragraph under “Retirement and Post Employment Compensation” of the CD&A, starting on page 20.

The Company’s only non-qualified deferred compensation plan has been previously described under “Key Employee Non-Qualified Deferred Compensation Plan.” The above table indicates that only three of the five Named Executive Officers contributed to the plan during 2009, although all five have participated in one or more years.  The amounts set forth in column (c) in the 2009 Nonqualified Deferred Compensation Table above are included in the Summary Compensation Table in column (i).

DIRECTOR COMPENSATION

Our principles of directors’ compensation are aligned with the overall goals and objectives of overall partner compensation.  That is, the directors (as the policy makers for the Company) should be compensated primarily by the financial and quality performance of the Company and only secondarily by cash compensation.  Accordingly, director compensation is divided into two components:

A.

Cash Compensation

Directors receive cash compensation based on meetings actually attended in person.  The current compensation is $3,000 per regularly scheduled meeting attended and is an amount which was recommended to the Board by the Chief Executive Officer but which may be set at the Board’s discretion.  Since 2002, the Company has also chartered and created three Board committees: the Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee.  Beginning in 2008, the Chairman of the Audit Committee received an additional fee of $8,000 per year and the Chairmen of the Compensation and

Nominating and Corporate Governance Committees each received an additional fee of $4,000 per year.  No additional payments are typically made to either committee members or the chairman of these committees.

B.

Equity Awards

Under the 2005 Plan approved by the Company’s shareholders, directors receive a five year stock option to purchase 15,000 shares of Common Stock, granted and issued on the day of the Annual Meeting of the Shareholders each year with an exercise price set at the closing price of NHC’s Common Stock on that day.  Such options expire at the end of five years and vest immediately upon grant.  The 2010 Plan provides that instead of the stock option grant, each non-employee director will receive 5,000 shares of restricted stock.  Such restricted stock will vest 20% each year for five years.  The Board has not historically focused on compensation of comparable companies because it has been able to attract and retain independent Board members at the current compensation level. However, the Board annually reviews its total compensation package in light of compensation paid to directors of comparable health care companies and has found its compensation comparable with similar companies.

2009 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqual-ified Deferred Compen-sation Earnings	All Other Compen-sation ($) (2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
J. Paul Abernathy, M.D.	18,000	0	84,168	0	0	125,000	227,168
Robert G. Adams	0	0	0	0	0	0	0
W. Andrew Adams	9,000	0	84,168	0	0	0	93,168
Ernest G. Burgess III	12,000	0	84,168	0	0	125,000	221,168
Emil E. Hassan	16,000	0	84,168	0	0	125,000	225,168
Richard F. LaRoche, Jr.	16,000	0	84,168	0	0	125,000	225,168
Lawrence C. Tucker	20,000	0	84,168	0	0	125,000	229,168

(1) Stock Option shares unexercised and outstanding include the following: 35,327 shares for Dr. Abernathy, 75,000 shares for Mr. W. Andrew Adams, -0- shares for Mr. R. G. Adams, 71,000 shares for Mr. Burgess, 71,000 shares for Mr. Hassan, 69,000 shares for Mr. LaRoche, and 60,000 shares for Mr. Tucker, of which all may be acquired upon the exercise of stock options granted under the Company's 2002 Stock Option Plan, 2004 Stock Plan or 2005 Stock Plan.

(2) Outside directors were each awarded a $125,000 bonus to exercise outstanding stock options.  Mr. W. Andrew Adams chose not to accept the bonus.

From time to time the Board may form independent committees.  These committees are empowered to retain outside advisors and pay themselves additional compensation for their work.  Mr. Robert G. Adams, as CEO of the Company, receives no compensation for service on the Board of Directors.  Directors Abernathy, Burgess, Hassan, LaRoche and Tucker each attended four regular Board meetings in 2009, receiving $3,000 per meeting.  Director W. Andrew Adams attended three regular Board meetings in 2009, receiving $3,000 per meeting.

The Company’s directors do not participate in any other compensation plans or programs of the Company.

Pursuant to the Company’s shareholder approved 2005 Plan, directors who are not executive officers annually receive an option to purchase 15,000 shares of the Company’s Common Stock at its closing price on the date of the Annual Meeting of the Shareholders each fiscal year.  Pursuant to SFAS 123(R) the 15,000 shares that were granted on May 5, 2009 had a grant date fair value of $5.6112 per share.  The option exercise price for these shares, however, is $37.70 per share.    The 2010 Plan, if approved by our shareholders, provides that the directors who are not executive officers will annually receive 5,000 shares of restricted stock, which restricted stock will vest 20% per year over five years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our Compensation Committee were officers or employees of the Company at any time during 2009.   Mr. Burgess served as NHC’s Senior Vice President of Operations for 20 years before retiring in 1994 and Mr. LaRoche served 27 years with NHC as Secretary and General Counsel (14 years as Senior Vice President) before retiring in May 2002.   None of the members of our Compensation Committee have a relationship requiring disclosure by the Company under Item 404 of Regulation S-K other than Mr. Burgess whose daughter serves as the administrator of a center that is an affiliate of NHC in Murfreesboro, Tennessee. During 2009, no executive officer of the Company served as a member of the board of directors or compensation committee of any other entity that had one or more executive officers serving as a member of our Board or Compensation Committee.

We have carefully considered these compensation programs, always taking into account shareholders' concerns and feel that our programs and the compensation which they produce for not only our Named Executive Officers but also partners in all areas of the Company and its subsidiaries are vital to our continuing efforts to obtain and retain our people and improve our competitive position.

Submitted by the National HealthCare Corporation Compensation Committee.

Emil E. Hassan, Chairman
J. Paul Abernathy
Ernest G. Burgess III
Richard F. LaRoche, Jr.
Lawrence C. Tucker

PROPOSAL II

APPROVAL OF THE 2010 OMNIBUS EQUITY INCENTIVE PLAN

At the Meeting, the shareholders will be requested to approve the National HealthCare Corporation 2010 Omnibus Equity Incentive Plan (the A2010 Equity Incentive Plan@). The shares authorized in the Company=s 2005 Stock Option Plan (“2005 Plan”) have been nearly depleted, thus the Board recommends approval of the new 2010 Equity Incentive Plan to allow the Company flexibility in its overall compensation program and to promote the interests of NHC by providing incentives and rewards to employees, who are primarily responsible for the management, growth and financial success of the Company.  For these reasons, the Board has unanimously adopted resolutions approving, and recommending to the shareholders for their approval, the 2010 Equity Incentive Plan.

 The following is a brief description of the principal features of the 2010 Equity Incentive Plan. It does not purport to be complete and is qualified in its entirety by the full text of the 2010 Equity Incentive Plan, which is attached hereto as Appendix A.

Description of the Plan

General.  The purposes of the 2010 Equity Incentive Plan are to (i) attract and retain the best available individuals for positions of substantial responsibility; (ii) motivate such individuals, by means of appropriate incentives, to achieve long range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify the interests of such individuals with those of the Company=s other shareholders by offering Options to purchase the Company=s Common Stock (“Options”), stock appreciations rights (“SARs”) and restricted stock and restricted stock unit awards (“Stock Awards”) and are intended to promote the long-term financial interest of the Company and its subsidiaries, including the growth in value of the Company=s equity and enhancement of long-term shareholder return.  The 2010 Equity Incentive Plan also includes an Employee Stock Purchase Plan (“ESPP”) and a Non-Statutory Stock Purchase Plan (“NSSPP”).  Although part of the 2010 Equity Incentive Plan the ESPP and NSSPP are administered separately and are subject to different rules. See the separate discussion below of each of these subplans. Approval of the 2010 Equity Incentive Plan by shareholders of the Company will also be approval of the ESPP and NSSPP.  The 2010 Equity Incentive Plan is designed to provide “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as amended (the “Code”), including features designed to allow grants to meet the requirements for deductibility of executive compensation.

Administration.  The 2010 Equity Incentive Plan will be administered by the Board or the Compensation Committee of the Board (hereafter, the ACommittee@).  The Committee is not obligated to treat participants uniformly, and determinations made under the 2010 Equity Incentive Plan may be made by the Committee selectively among participants who receive, or are eligible to receive, Options, SARs and Stock Awards (whether or not said participants are similarly situated). The Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, members of the Committee (or any subcommittee thereof) shall be “non-employee directors” within the meaning of said Rule 16b-3. To the extent required for compensation realized from Options, Stock Awards, and SARs under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be “outside directors” within the meaning of such section.

Shares Subject to the 2010 Equity Incentive Plan.  Subject to adjustment as provided by the terms of the 2010 Equity Incentive Plan, the maximum number of shares of common stock with respect to which awards may be granted under the 2010 Equity Incentive Plan is 1,125,000 shares plus the number of shares to be issued pursuant to the ESPP which has a separate and additional maximum of 75,000. The shares issued under the 2010 Equity Incentive Plan may be currently authorized but unissued shares of common stock or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Shares covered by an award granted under the 2010 Equity Incentive Plan, or to which such an award relates, that are forfeited or otherwise terminates, expires unexercised or is cancelled without the delivery of shares, then the shares covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares with respect to which awards may be granted, to the extent of any such forfeiture, termination, expiration or cancellation, shall again become shares with respect to which awards may be granted.

In addition, the 2010 Equity Incentive Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Code. Under these limitations, no single Participant may receive Options or SARs in any 12-month period that, taken together, relate to more than 500,000 shares, subject to adjustment in certain circumstances.  Further, the maximum amount of compensation that may be payable to a Participant during any one calendar year under all Performance Unit Awards to such Participant for the calendar year, including any grant of a right to dividends under a restricted stock award, shall be $5,000,000. The maximum number of Common Stock units that may be subject to a Performance Share Award granted to a Participant during any one calendar year shall be 500,000 share units.  These limits are subject to adjustment for changes in capitalization, merger or a sale of assets as set forth in Section 7.1 of the 2010 Equity Incentive Plan.  As of February 26, 2010, the closing price for one share of NHC Common Stock was $36.79.

New Plan Benefits.    Because benefits under the 2010 Equity Incentive Plan will depend on the Committee=s actions and the fair market value of Common Stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the 2010 Equity Incentive Plan is approved by the shareholders.  No benefits have been granted under the 2010 Equity Incentive Plan as of the date hereof.

Options.  Options granted under the 2010 Equity Incentive Plan may be either Aincentive stock Options,” as defined in Section 422 of the Code, or non-statutory stock Options. The maximum term of a stock Option is ten years from the date of grant. The Board is authorized to specify other terms and conditions of the grants. The Options are generally granted at the fair market value of the Company=s stock on the date of grant.

Stock Appreciation Rights, Restricted Stock Awards, and Restricted Stock Unit Awards.  The Committee may grant Stock Appreciation Rights, Restricted Stock Awards, and Restricted Stock Units under the 2010 Equity Incentive Plan.  The terms and conditions of each SAR or Stock Award granted under the 2010 Equity Incentive Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the participant in such form as the Committee shall approve, and shall be clearly identified therein as a SAR, Restricted Stock Award or Restricted Stock Unit Award.

Upon exercise of a SAR, the participant will be entitled to receive the excess of the fair market value on the exercise date of the Company common shares underlying the SAR over the aggregate base price applicable to such shares; provided that the base price per share may not be less than the fair market value of such shares on the grant date. Distributions to the participant may be made in Common Stock, in cash, or in a combination of stock and cash, as determined by the Committee.

Grants of Restricted Stock and Restricted Stock Units may be made by the Committee that are subject to vesting upon the satisfaction of performance criteria established by the Committee.  The Committee may also make grants of Restricted Stock and Restricted Stock Units that become vested upon the passage of a number of years of service as an employee of the Company.  Restricted Stock Units may be settled in Common Stock, in cash, or in a combination of stock and cash, as determined by the Committee.

The 2010 Equity Incentive Plan also continues the long-standing automatic grant to the independent directors of the Board; however, the 2010 Plan has changed this grant from stock options to restricted stock.  Thus, while under the 2005 Plan independent directors received an Option to purchase 15,000 shares once a year at the closing price of the shares on the date of the first annual shareholder meeting each year, under the 2010 Plan, independent directors will receive 5,000 shares of restricted stock which will vest 20% per year for five years.  The independent directors will be entitled to any dividends declared on the restricted stock.

Performance Awards.  A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be granted by the Committee that are intended to satisfy the requirements for performance based compensation pursuant to Section 162(m) of the Code or that are not so intended. The amount of any performance award or the number of shares that may be awarded under a performance award is limited as described above in section “Shares Subject to the 2010 Equity Incentive Plan.”

No performance period shall exceed ten years from the date any performance award is granted. To the extent permitted by Section 162(m) of the Code, the Committee, as it deems appropriated, may revise the performance goals to reflect significant unforeseen events, such as changes in law, accounting practices or unusual or nonrecurring items or occurrences.

Performance criteria upon which the payment or vesting of a performance award that is intended to satisfy the requirements of Section 162(m) may be based shall be limited to one or more of the following business measures, which may be applied with respect to the Company, any Subsidiary or any business unit, and which may be measured on an absolute or relative to peer-group basis: (i) total shareholder return, (ii) stock price increase, (iii) return on equity, (iv) return on capital, (v) earnings per share, (vi) EBIT (earnings before interest and taxes), (vii) earnings before taxes, and (viii) cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital). In the case of performance awards that are not intended to satisfy the requirements of Section 162(m), the Committee shall designate performance criteria from among the foregoing or such other business criteria as it shall determine in its sole discretion. Generally, the Committee will use annual pre-tax earnings for the performance goal, but may use any of the criteria set forth above, or any combination thereof, or a shorter or longer period of time. For 2010, the Committee will use a performance criteria based on a pre-tax earnings goal for the period June 1 through December 31, 2010.

At the end of a performance period, the Committee shall determine the extent to which performance goals have been attained, or a degree of achievement between minimum and maximum levels, in order to establish the level of payment to be made, if any, and shall determine if payment is to be made in the form of cash or shares of Common Stock (valued at their Fair Market Value at the time of payment) or a combination of cash and shares of Common Stock. Payments of performance awards, including the issuance of unrestricted shares where appropriate, shall generally be made as soon as practicable following the end of the performance period.

In the case of a performance award that is intended to satisfy the requirements of Section 162(m), the Committee shall make all determinations necessary to establish the terms of the Award in writing within 90 days of the beginning of the performance period (or before the lapse of more than 25 percent of the performance period, if less), including, without limitation, the designation of the Participant to whom the performance award is to be made, the performance criteria or criterion applicable to the Award and the performance goals that relate to such criteria, and the dollar amounts or number of shares of Common Stock payable upon achieving the applicable performance goals. As and to the extent required by Section 162(m), the terms of a performance award that is a subject to Section 162(m) must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the Award, and must preclude discretion to increase the amount of compensation payable under the terms of the Award (but may give the Committee discretion to decrease the amount of compensation payable).

Eligibility.  Incentive stock Options may be granted only to employees of the Company or its subsidiaries. Non-statutory stock Options, Awards and SARs may be granted under the 2010 Equity Incentive Plan to employees, directors and consultants of the Company, its subsidiaries, its affiliates, and National Health Corporation (“National”), as well as to persons to whom offers of employment as employees have been granted. The Committee, in its discretion, will select the individuals to whom Options, Awards and SARs will be granted, the time or times at which such awards are granted, and the number of shares subject to each grant.

Terms and Conditions of Grants. Each grant under the 2010 Equity Incentive Plan shall be evidenced by a written award agreement between the Company and the individual participant and is subject to the following additional terms and conditions:

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Exercise Price.  The Committee will determine the exercise price for the shares of Common Stock underlying each award at the time the award is granted. The exercise price for shares under an Option or SAR may not be less than 100% of the fair market value of the common stock on the date such Option is granted.

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Fair Market Value.  For all purposes in the Plan, including the ESPP and NSSPP, the fair market value price for a share of Company common stock underlying each award is the closing price per share on the NYSE-Amex on the date the award is granted or such other date for which the value is to be determined under the 2010 Equity Incentive Plan. As of February 26, 2010, the closing price for one share of NHC Common Stock was $36.79.

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Exercise of Award; Form of Consideration.  The Committee will determine when Options become exercisable. The means of payment for shares issued upon exercise of an award will be specified in each award agreement.  Under the 2010 Equity Incentive Plan, the exercise price may be payable in cash or by tendering shares of stock acceptable to the Committee valued at fair market value as of the day of exercise, or in any combination thereof, as determined by the Committee; provided, however, unless otherwise determined by the Committee, no shares may be tendered unless such shares have been held by the participant for six (6) months or more.  The Committee may also permit a participant to elect to pay the exercise price upon the exercise of an incentive stock Option or nonqualified stock Option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the incentive stock Option or nonqualified stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.  In addition, the Committee may allow a net exercise which will not require a cash payment of the exercise price, but will reduce the number of shares of Common Stock issued upon the exercise of such Option by the largest number of whole shares of Common Stock that have a fair market value which does not exceed the aggregate exercise price.  For non-statutory stock Options and stock received from restricted Stock Awards or upon the exercise of SARs, the Option holder or stock recipient must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company.

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Nontransferability of Awards.  Except as otherwise provided by the Committee, awards under the Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant, except as set forth in Section 6.5.1 of the 2010 Equity Incentive Plan attached hereto as Appendix A.

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Other Provisions.  An award agreement may contain other terms, provisions, and conditions not inconsistent with the 2010 Equity Incentive Plan, as may be determined by the Committee.  In addition, the 2010 Equity Incentive Plan specifically allows an Option award to permit that the Option may be exercised in whole or in part prior to vesting and prior to its expiration; provided the shares so exercised shall be held by the Company until vesting occurs or are canceled and the purchase price refunded if employment and Board membership terminates prior to vesting.

Termination of Employment.  In the event a participant shall cease to be employed by the Company, subsidiary, affiliate, and National on a full-time basis for any reason other than death, disability or Detrimental Activity (as defined in the 2010 Equity Incentive Plan), the unexercised portion of any Option or SAR held by such employee at that time shall lapse when such employee ceased to be so employed, provided, however, that such Option or SAR may be exercised for three (3) months after termination of employment.  In the event a participant shall cease to be employed by the Company, subsidiary, affiliate, and National by reason of his “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) or death, the unexercised portion of any Option or SAR held by such participant at that time may only be exercised within 180 days after the date on which the participant ceased to be so employed, and only to the extent that the participant could have otherwise exercised such Option or SAR as of the date on which he ceased to be so employed; provided that in no event may such Option or SAR be exercised beyond the expiration of the term of the Option or SAR.  In the event a participant is terminated from employment with the Company, subsidiary, affiliate or National for Detrimental Activity (as defined in the 2010 Equity Incentive Plan) such participant’s right to exercise any Option, Stock Award or SAR granted hereunder, whether vested or non-vested, shall terminate upon notice of discharge.

Adjustments upon Changes in Capitalization, Merger or Sale of Assets.  In the event that the Company=s stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company=s capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2010 Equity Incentive Plan, the number and class of shares of stock subject to any award outstanding under the 2010 Equity Incentive Plan, and the exercise price for shares subject to any such outstanding award.

In the event of a change of control of the Company, as determined by the Board, the Board, in its discretion, may provide for the assumption, substitution, adjustment or cash-out and termination of each outstanding award.  The 2010 Equity Incentive Plan provides that a Change in Control, as defined in the 2010 Equity Incentive Plan, shall cause the vesting date of each outstanding Option and SAR to accelerate and be exercisable and the restrictions on any Awards to lapse.

Amendment and Termination of the 2010 Equity Incentive Plan.  The Board may amend, alter, suspend or terminate the 2010 Equity Incentive Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 2010 Equity Incentive Plan to the extent necessary to comply with the requirements of Sections 422, 423, and 162(m) of the Code or other applicable law or if such approval is deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.  No such action by the Board or shareholders may alter or impair any award previously granted under the 2010 Equity Incentive Plan without the written consent of the participant. The 2010 Equity Incentive Plan will only be effective if approved by the shareholders of our Company.  The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options under it are outstanding; provided, however, that no Options, SARs or Awards may be granted under the Plan after the ten (10) year anniversary of the Effective Date.

Federal Income Tax Consequences Relating to the 2010 Equity Incentive Plan

The federal income tax consequences to the Company and its employees of awards under the 2010 Equity Incentive Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2010 Equity Incentive Plan. Recipients of awards under the 2010 Equity Incentive Plan should consult their own tax advisors since a taxpayer=s particular situation may be such that some variation of the rules described below will apply.

As discussed above, several different types of instruments may be issued under the 2010 Equity Incentive Plan. The tax consequences related to the issuance of each is discussed separately below. However, the federal tax consequences relating to the grants under the ESPP are discussed in the section below describing the ESPP.

Options.  As noted above, Options granted under the 2010 Equity Incentive Plan may be either incentive stock Options or non-qualified stock Options. Incentive stock Options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any Option which does not satisfy these requirements will be treated as a non-qualified stock Option.

Incentive Stock Options. There typically will be no federal income tax consequences to a participant or to us upon the grant of an incentive stock Option. If the participant holds shares acquired through the exercise of an incentive stock Option for the later of two years after the date the Option was granted or one year after exercise of the Option, the difference between the exercise price and the amount realized upon sale or disposition of the Option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount, provided that the deduction is not otherwise disallowed under the Code. Any additional gain or loss in excess of the fair market value of the shares at the time of exercise will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.  While the exercise of an incentive stock Option does not result in current, taxable income, the excess of the fair market value of the Option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant's alternative minimum tax income.

 Nonqualified Stock Options.  Nonqualified stock Options granted under the 2010 Equity Incentive Plan do not qualify as Aincentive stock options@ and will not qualify for any special tax benefits to the participant. A participant generally will not recognize any taxable income at the time he or she is granted a nonqualified Option. However, upon its exercise, the participant will recognize ordinary compensation income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price.  The income realized by the participant will be subject to income and other employee withholding taxes.

The participant=s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock Option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such Option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock Option, the difference between the sale price and the participant=s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock Option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock Option. However, upon the exercise of a nonqualified stock Option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that a participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights.  Generally, the recipient of a SAR will not recognize any taxable income at the time the award is granted.  Upon the settlement of the SAR, if the employee receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time it is received. If the employee receives the appreciation inherent in the SARs in stock, the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the employee for the stock. The income realized by the recipient will generally be subject to U.S. income and employment taxes.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary compensation income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Restricted Stock Award.  Generally, the recipient of a Restricted Stock Award will not recognize any taxable income at the time the award is granted.  The recipient of a Stock Award will generally recognize ordinary compensation income at the time the Company=s common stock associated with the Stock Award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time or meet certain goals or he or she will otherwise forfeit the shares) when it is received under the 2010 Equity Incentive Plan the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. The income realized by the recipient will generally be subject to U.S. income and employment taxes.

The recipient=s basis for determination of gain or loss upon the subsequent disposition of shares acquired as Stock Awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a Stock Award under the 2010 Equity Incentive Plan, the difference between the sale price and the recipient=s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares. With respect to any award that is a Restricted Stock Award, a participant can make an election under Section 83(b) of the Internal Revenue Code to be taxed at the time of the grant in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. Any subsequent sale of stock that is acquired after the restrictions lapse is subject to capital gains treatment.

If a recipient of a Stock Award receives the cash equivalent of Company Common Stock (in lieu of actually receiving Company Common Stock), the recipient will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received.

In the year that the recipient of a Stock Award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

Employee Stock Purchase Plan

The Employee Stock Purchase Plan (the “ESPP”) is a subplan within the 2010 Equity Incentive Plan.  Approval by the Shareholders of Proposal II will also be approval of the ESPP.  The ESPP is intended to qualify for favorable tax treatment under Section 423 of the Internal Revenue Code.

General Description. Under the ESPP, eligible employees who enroll in the ESPP and authorize the Company to make payroll deductions as specified by the employee to be credited to his or her contribution account under the ESPP.  The purchase period begins on the first trading day of a calendar year and ends on the last trading day of the calendar year. At the end of a purchase period, stock is purchased for a price per share as determined by the Board, but not less than eighty-five percent (85%) of the fair market value of a share of stock on the beginning of the purchase period or the end of the purchase period, whichever is lower.  The ESPP is administered by the Board and is generally subject to the administrative procedures and other rules set forth in the 2010 Equity Incentive Plan, except as specifically modified in the ESPP subplan.  The Board has the authority in its discretion to make rules and regulations for the administration of the ESPP, and its interpretations and decisions with respect to the ESPP are final.  The Board may appoint such other persons as it deems appropriate to administer the ESPP.

Maximum of Number of Plan Shares. The maximum number of shares that can be issued under the ESPP is 75,000.  The maximum number of shares that can be purchased by any one employee during a purchase period may not exceed $25,000 divided by the fair market value of the stock on the grant date.  The grant date is the first day of the purchase period. The number of shares granted under the ESPP will not be counted against and will not reduce the number of shares available for grant pursuant to Section 4.1 of the 2010 Equity Incentive Plan. The maximum number of shares that can be issued under the ESPP is subject to adjustment in accordance with Section 7.1 of the 2010 Equity Incentive Plan for any reorganization, merger, consolidation, recapitalization, or similar transaction.

Eligible Employees.  All employees of the Company are eligible to participate in the ESPP on his or her date of employment.  In addition, all employees of subsidiaries of the Company that are designated by the Board to be subject to the ESPP are eligible to participate in the ESPP. Otherwise, neither the Board nor the Committee have any discretion to determine who is eligible to participate in the ESPP.

Participant Elections. Each eligible employee may elect to participate in the ESPP by authorizing a payroll deduction in an exact number of dollars per period of not less $10.00 per pay period.

Election Changes or Withdrawal from ESPP.  The ESPP provides that an employee may discontinue or change his or her contribution rate during the purchase period.   If a participant discontinues contributions during the purchase period, he or she may not again elect to make contributions during that period.  Further a participant may withdraw some or all of the participant’s prior contribution twice during the purchase period.  Regardless of such discontinuance of contributions or withdrawals, any balance to the participant’s credit on the exercise date will be used to purchase shares in accordance with the ESPP.

Purchases of Stock.  On the last day of the purchase period, the participant’s contribution account will be used to purchase the number of whole shares of Common Stock of the Company equal to the participant’s contribution account divided by the purchase price. Any money remaining in the participant’s contribution account because it is not sufficient to purchase a whole share will remain in the account to be used in the next purchase period unless the participant requests that the balance be returned to him or her.

Purchase Price. The purchase price is as determined by the Board, but not less than eighty-five percent (85%) of the lesser of the fair market value of the Common Stock on the first day of the purchase period or the last day of the purchase period.

Share adjustments upon corporate transaction.  The Plan provides that upon a share split, recapitalization, merger, acquisition, or similar transaction the Committee shall appropriately adjust the number of shares of Common Stock (and the price per share) subject to the unexercised portion of any outstanding share purchase rights under the plan.

Shareholder Rights.  Each Participant in the ESPP will (a) be regarded as the owner of each share purchased for his or her account from the date of purchase; (b) possess all voting rights associated with ownership of a share of Common Stock and (c) be entitled to any dividends paid with respect to such shares.

Rights on Retirement, Death or Termination of Employment. In the event of a participant’s termination of employment during the purchase period, except by reason of death or retirement, his or her participation in the ESPP will terminate immediately and the participant’s contribution account balance will be paid to such participant as soon as practical thereafter.  If the participant dies or retires during the purchase period, the participant or his estate may withdraw the participant’s contribution account balance.  If the participant or his estate does not elect to withdraw the participant’s contribution account balance, the contribution account balance will be used to purchase shares at the end of the purchase period.

Federal Tax Consequences.  The following discussion of the federal tax consequences associated with the ESPP is necessarily general and does not include all aspects of federal income tax laws which may be relevant to any participant in the ESPP. Accordingly, each participant should consult a tax advisor to determine all tax effects.

The ESPP is intended to qualify as an “Employee Stock Purchase Plan” as defined in Section 423 of the Code. If a holding period requirement and an employment requirement are met, rights issued to an employee under such plans do not result in taxable income to the employee either upon the grant of rights or upon their exercise even if the exercise price is less than the fair market value of the stock at the time of exercise. However, the lesser of (a) the difference between the fair market value of the shares on the date of disposition or death and the price paid for the shares, or (b) the difference between the fair market value of the shares on the date of grant and the exercise price on that date, will be treated as compensation income in the year in which the employee disposes of such shares of stock (provided the holding period requirement is met) or in the year of the employee’s death (whenever occurring) if the employee’s death occurs while owning such shares. If the holding period requirement is not met because the employee disposes of such shares of stock prior to two years after the grant of the right or within one year of the purchase of the stock or the employment requirement is not met because at all times during the period beginning with the date of the granting of the Option and ending on the day 3 months before the date of exercise he or she is not an employee of the Company or its subsidiaries, he or she will realize ordinary compensation income to the extent of the difference between the exercise price and the fair market value of the stock at the date the right was exercised.

Neither the issuance nor exercise of rights under the ESPP nor the subsequent qualifying disposition of shares of stock acquired under the ESPP will create an item of income or deduction to the Company. However, if the employee realizes ordinary income in the amount of the difference between the exercise price and the value of the shares at the time of exercise by reason of a disqualifying disposition, then the Company will be entitled to a deduction at the same time and in the same amount. If upon the sale of the shares by the employee, gain is realized over the amount paid for the shares plus any amount treated as ordinary compensation income to the employee, such gain, under current tax laws, would be capital gain.

Non-Statutory Stock Purchase Plan

The Non-Statutory Stock Purchase Plan (the “NSSPP”) is another subplan within the 2010 Equity Incentive Plan.  The NSSPP is intended for the benefit of employees the Company, National, and any subsidiaries or affiliates of the Company or National that the Board has authorized to participate in the NSSPP. Approval by the Shareholders of Proposal II will also be approval of the NSSPP.  The NSSPP is not intended to qualify for favorable tax treatment under Section 423 of the Code.

General Description. Except as set forth in this section, the NSSPP is intended to operate in substantially the same manner as the ESPP.  The primary difference in the NSSPP from the ESPP is with respect to eligibility to participate, and the fact that unlike the ESPP, the NSSPP is not intended to qualify for favorable tax treatment under Section 423 of the Code.  All Options granted under the NSSPP will be treated as non-qualified Options.

Maximum of Number of Plan Shares.  There is no separate maximum number of shares that can be issued under the NSSPP, but the number of shares granted under the NSSPP will be counted against and will reduce the number of shares available for grant pursuant to Section 4.1 of the 2010 Equity Incentive Plan.  The maximum number of shares that can be purchased by any one employee may not exceed $25,000 divided by the fair market value of the stock on the grant date.  The grant date is the first day of the purchase period. The maximum number of shares that can be issued under the NSSPP is subject to adjustment in accordance with Section 7.1 of the 2010 Equity Incentive Plan for any reorganization, merger, consolidation, recapitalization, or similar transaction.

Eligible Employees.  Employees of NHC, National, or any of their subsidiaries or affiliates who are not eligible to participate in the ESPP as determined by the Board are eligible to participate in the NSSPP.

Federal Tax Consequences.  The federal income tax consequences of participating in the NSSPP are the same as with respect to the any nonqualified stock Option.  See the general discussion with respect to nonqualified stock Options for the federal tax consequences of participating in the NSSPP.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at the meeting is required for approval of the 2010 Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL II

PROPOSAL III

APPROVAL OF THE SECOND AMENDMENT TO THE

“AMENDED NHC EXECUTIVE OFFICER PERFORMANCE BASED COMPENSATION PLAN@ - THE APLAN@

Section 162(m) of the Internal Revenue Code of 1986 as amended [ASection 162(m)@] provides that compensation in excess of one million dollars paid for any year to a corporation=s chief executive officer and the four other highest paid executive officers at the end of such year (ACovered Employees@) will not be deductible for federal income tax purposes unless certain conditions are met.  One such condition is that the compensation qualifies as Aperformance based compensation@.  Section 162(m) provides, among other things, that shareholders must be advised of and approve the material terms of the performance goals under which compensation is to be paid, and under certain conditions must re-approve the material terms of the performance goals every five years.  The Company=s ANHC Executive Officer Performance Based Compensation Plan@ was adopted by the Board at its meeting on December 20, 2006, approved by the shareholders at the 2007 Annual Shareholders Meeting, and re-submitted for an amendment to the Plan by the shareholders on May 1, 2008. The Board is asking the shareholders to approve a second amendment to the Plan as follows:

In paragraph 3 we propose to revise the Plan to eliminate the Compensation Committee’s discretion to annually assign percentages of the incentive bonus pool to the CEO and Named Executive Officers and to put a cap on the percentages assigned to each such individual.  Under the proposed amendment, the percentages will be set at 50% for the Chief Executive Officer and 12.5% for each of the other Named Executive Officers.

The amended Plan is attached hereto as Exhibit B for your reference.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AFOR@ PROPOSAL III.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 as amended requires officers, directors, and persons who own more than 10% of the Company's equity securities to file statements of changes in beneficial ownership (Forms 4 or 5) with the Securities and Exchange Commission (the “SEC”).  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file, and must make such filings with the SEC within 2 days of any applicable transaction.  The Company reminds all of the officers and directors of this requirement monthly.

To the Company's knowledge and based on the review of the copies of such forms received by it and monthly statements provided by officers and directors, the Company believes that during 2009 all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were filed timely, except for the following: a Form 5 filing by W. Andrew Adams on February 17, 2009 that was one day late, a Form 4 filing by Ernest G. Burgess III on May 6, 2009 that was two days late, a Form 4 filing for Richard F. LaRoche, Jr. on May 6, 2009 that was two days late, a Form 4 filing for Ernest G. Burgess III on November 30, 2009 that was three days late, and a Form 5 filing on January 28, 2010 that reported an April 2007 gift to a local charity that was discovered as not having been reported.

SECURITIES OWNED BY DIRECTORS & OFFICERS

The following table presents the security ownership of management, showing the ownership of directors, Named Executive Officers and directors and Named Executive Officers as a group as of March 15, 2010:

Name of Beneficial Owner	Amount & Nature of Common Stock Beneficial Ownership(1)(2)(3)	Percent Of Class	Amount & Nature of Preferred Stock Beneficial Ownership	Percent of Class
J. Paul Abernathy, M.D., Director	55,591	*	12,388	*
Robert G. Adams, Chairman & CEO	489,802	3.5%	559,289	5.2%
W. Andrew Adams, Director	904,847	6.5%	594,924	5.5%
Ernest G. Burgess III, Director	257,652	1.9%	146,210	1.4%
Emil E. Hassan, Director	100,115	*	17,000	*
Richard F. LaRoche, Jr., Director	501,471	3.6%	386,239	3.6%
Lawrence C. Tucker, Director	145,000(4)	1.1	-	-
D. Gerald Coggin, SVP, Ancillary Services & Corporate Relations	419,556	3.0%	263,181	2.4%
Donald K. Daniel, SVP & Controller, Principal Accounting Officer	249,858	1.8%	141,073	1.3%
Charlotte A. Swafford, SVP & Treasurer	226,150	1.6%	152,978	1.4%
Michael Ussery, Chief Operating Officer	85,506	*	37,257	*
Directors & Named Executive Officers as a group	3,435,548	23.5%	2,311,889	21.3%

* Less than 1%

(1) Assumes exercise of stock options outstanding.  See AOption Plans.@ Included in the amounts above are 35,327 shares to Dr. Abernathy, 75,000 shares to Mr. W. A. Adams, -0- shares to Mr. R. G. Adams, 71,000 shares to Mr. Burgess, 71,000 shares to Mr. Hassan, 69,000 shares to Mr.

LaRoche, 60,000 shares to Mr. Tucker, -0- shares to Mr. Coggin, -0- shares to Mr. Daniel, -0- shares to Ms. Swafford, and -0- shares to Mr. Ussery, of which all may be acquired upon the exercise of stock options granted under the Company's 2002, 2004 and 2005 Stock Plans.

(2) Assumes conversion of the Preferred Stock held by each holder with respect to their ownership only.  Included in the above are 2,998 shares to Dr. Abernathy, 143,995 shares to Mr. W. A. Adams, 135,370 shares to Mr. R. G. Adams, 35,715 shares to Mr. Burgess, 4,115 shares to Mr. Hassan, 93,485 shares to Mr. LaRoche, 63,700 shares to Mr. Coggin, 34,145 shares to Mr. Daniel, 37,027 shares to Ms. Swafford, and 9,018 shares to Mr. Ussery.

(3) None of the shares owned by members of management have been pledged as security for any obligation except as follows:  151,264 common shares by Ernest G. Burgess III, 115,000 common shares by D. Gerald Coggin, 313,200 preferred shares by Richard F. LaRoche, Jr., 29,000 common shares by Charlotte A. Swafford and 30,884 common shares by Michael Ussery.

(4) This number does not include the 515,500 shares owned by The 1818 Fund II, L.P. as of 3/15/10.  Mr. Tucker is a general partner of Brown Brothers Harriman (“BBH”) which is the general partner of The 1818 Fund II, L.P. and, as such, his pecuniary interest in the securities is limited to his percentage interest in BBH’s interest in such securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Persons

NHC employs two persons who are immediate family members of directors and/or executive officers as described in this Proxy Statement under the caption ADirectors & Executive Officers of Registrant@ and who receive in excess of $120,000 in salary and benefits.  J. Buckley Winfree is the son-in-law of Robert G. Adams and is the Administrator of AdamsPlace in Murfreesboro, Tennessee, a wholly owned subsidiary of NHC/OP, L.P., a wholly owned subsidiary of NHC).  Lynn B. Foster is the daughter of Ernest G. Burgess III and serves as Administrator of NHC HealthCare, Murfreesboro, which is managed by NHC.  Both administrators are compensated in accordance with the same standards that are applied to administrators at NHC owned, managed or leased nursing facilities.

National Health Investors, Inc.

In 1991, NHC formed NHI as a wholly-owned subsidiary.  The Company then transferred to NHI certain healthcare facilities owned by us and distributed the shares of NHI to NHC’s shareholders.  The distribution had the effect of separating NHC and NHI into two independent public companies.  As a result of the distribution, all of the outstanding shares of NHI were distributed to the then NHC investors.  NHI is listed on the New York Stock Exchange and at December 31, 2009, NHC owned 1,630,642 shares (5.9%) of NHI’s outstanding common stock.

On October 17, 1991, concurrent with NHC’s conveyance of real property to NHI, the Company leased from NHI the real property of 40 long-term healthcare centers and three retirements centers.  Each lease was for an initial term originally expiring December 31, 2001, with two additional five-year renewal terms at NHC’s option, assuming no defaults.  During 2000, NHC exercised its option to extend the lease term for the first five-year renewal term under the same terms and conditions as the initial term.

On December 27, 2005, NHC exercised its option to extend the existing master lease on 41 properties for the second renewal term.  The 41 properties include four Florida properties that are leased to and operated by others, none of which we own or control, but for which NHC continues to guarantee the lease payments to NHI under the master lease.  The 15-year lease extension began January 1, 2007 and includes three additional five-year renewal options, each at fair market value.  Under the terms of the lease, base rent for 2007 totaled $33,700,000 with rent thereafter escalating by 4% of the increase in facility revenue over a 2007 base year.  The lease renewal provided for no percentage rent in 2007 since 2007 was the new base year.  The percentage rent is based on a quarterly calculation of revenue increases and is payable on a quarterly basis.  Percentage rent for 2009 was approximately $757,000.

National Health Corporation

National Health Corporation (“National”), which is wholly-owned by the National Health Corporation Leveraged Employee Stock Ownership Plan (AESOP@), was formed in 1986 and served as NHC’s administrative general partner when it operated as a master limited partnership through December 31, 1997. NHC manages five centers for National under a management contract that has been extended until January 20, 2018.

In conjunction with NHC’s management contract, the Company has entered into a line of credit arrangement whereby amounts may be due to or from National from time to time.  The maximum loan commitment under the line of credit is $2,000,000.  The interest rate on the line of credit is 85% of prime and the final maturity is January 20, 2018.  During 1991, NHC borrowed $10,000,000 from National.  The term note payable required quarterly interest payments at 8.5% until December 31, 2007 and at 85% of the prime rate thereafter.  This note was renewed on January 1, 2008, with the entire principal due at maturity in 2018.

National provides payroll services to NHC, provides employee fringe benefits, and maintains certain liability insurance.  We pay to National all the costs of personnel employed for our benefit, as well as an administrative fee equal to 1% of payroll costs.  At December 31, 2009 National owned 1,271,147 shares (or approximately 9.8%) of NHC’s outstanding Common Stock and 1,271,147 shares (or approximately 11.7%) of the outstanding Preferred Stock.  Please refer to Note 4 of the consolidated financial statements of the 2009 Form 10-K for more detail regarding NHC’s relationship with National.

Policies and Procedures for Related Party Persons Review

The Audit Committee of our Board of Directors reviews and evaluates any transaction, arrangement or relationship in which NHC and any of its subsidiaries is a participant and the amount involved exceeds $120,000 in which an executive officer, director, director nominee or 5% stockholder (or their immediate family members) (each of whom we refer to as a “related party”) has a direct or indirect material interest.

The Company’s related party policy is in writing and is a part of the Audit Committee Charter which is published on our website.  A related party transaction reviewed under the policy will be considered ratified if it is approved by the Audit Committee (the “Committee”) after full disclosure of the related party’s interest in the transaction.  As appropriate for the circumstances, the Committee will review and consider:

•

the related party’s interest in the related party transaction;

•

the approximate dollar value of the amount involved in the related party transaction;

•

whether the transaction was undertaken in the ordinary course of the Company’s business;

•

whether the terms of the transaction are proposed to be, or were, entered into on terms no less favorable to the Company than terms that could have been, or have been, reached with an unrelated third party;

•

the purpose of, and the potential benefits to us of, the transaction;

•

whether any alternatives were considered that would not have involved a transaction with a related party; and

•

any other information regarding the related party transaction or the related party in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Committee may approve or ratify the transaction only if the Committee determines that, under all of the circumstances, the transaction is in the Company’s best interest.  The Committee may impose any conditions on the Company in connection with the related party transaction that it deems appropriate.

SHAREHOLDER COMMUNICATIONS

The Board of Directors has adopted the ANHC Valuesline@ program in order to enable employees and shareholders to communicate (on a non-identifiable basis if so desired) with the NHC Compliance Officer, NHC executive officers, and the NHC Board.  The Valuesline toll free number is 800-526-4064 and is answered by an independent contractor who transmits the communication to the Compliance Officer and establishes a date by which the caller can obtain a response to the communication, if so requested.  The Compliance Officer will forward any inquiries to or about executive officers or directors to the Corporate Secretary, who will coordinate any necessary communication and response.  All shareholder communications concerning officers, directors, or corporate board questions are relayed to the Board of Directors.  The Compliance Officer meets at least annually with the Board in Executive Session.

SHAREHOLDER PROPOSALS

Proposals from shareholders intended for inclusion in the Proxy Statement and form of proxy for the 2011 Annual Meeting of Shareholders must be received by the Company on or before November 25, 2010.   Proposals submitted after November 25, 2010 will be considered untimely for the 2011 Annual Meeting of Shareholders pursuant to SEC Rule 14a-8(e).  Your submission of any proposal will be reviewed in accordance with the procedures found in SEC Regulation 14a-8, which we will supply upon request.

EXPENSES OF SOLICITATION

The total cost of this solicitation will be borne by the Company.  The Company utilizes the services of Broadridge Financial Solutions to disseminate its proxy materials.  In addition to use of the mail, proxies may be solicited by directors and officers of the Company personally and by telephone, telegraph, or facsimile transmission.

WEBSITE INFORMATION

The NHC website (www.NHCcare.com) contains information on the Company, including all public filings (10-Qs, 10-Ks, Statements of Beneficial Ownership, press releases and the like).  We also maintain the following documents on the website, all of which we hereby incorporate herein by reference as though copied verbatim:

- The Restated Audit Committee Charter,

- The Compensation Committee Charter,

- The Nominating and Corporate Governance Committee Charter,

- Valuesline information, and

- The NHC Code of Ethics.

The Code of Ethics has been adopted for all employees, officers and directors of the Company.  If there are any amendments or waivers to the Code of Ethics, it will be published on the website.  To date there have been none.

Copies of any of these documents will be furnished, free of charge, to any interested investor upon receipt of a written request.  All of our press releases for the last two years can be accessed on the press release page and there are also listings of the various services that the Company provides, a listing of the facilities and their locations, information on long-term care insurance and job opportunities.  The website is updated regularly for any SEC filings and press releases.

OTHER MATTERS

The Board of Directors knows of no other business to be presented at the Meeting, but if other matters do properly come before the Meeting, the persons named in the proxy will vote on such matters in accordance with their best judgment.

s/John K. Lines
John K. Lines, Secretary, SVP & General Counsel

March 31, 2010

Murfreesboro, Tennessee

Exhibit A

NATIONAL HEALTHCARE CORPORATION

2010 OMNIBUS EQUITY INCENTIVE PLAN

SECTION 1.

PURPOSE.  The purpose of the National HealthCare Corporation 2010 Equity Incentive Plan (the “Plan”) is to promote the interests of National HealthCare Corporation, a Delaware corporation (the “Company”), and its stockholders by providing an opportunity to selected employees, officers, directors, consultants and advisors of the Company or any Subsidiary or Affiliate thereof to purchase Common Stock of the Company, acquire stock appreciation rights in the Company or be granted restricted shares of Company Common Stock. By encouraging such Common Stock ownership and/or stock appreciation rights, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of “non-qualified stock options” and/or “incentive stock options” to acquire the Common Stock of the Company and “restricted stock” and/or “stock appreciation rights” in the Company, plus the continuation of the Company’s long-standing Employee Stock Purchase Program. Under the Plan, the Committee shall have the authority (in its sole discretion) to grant “incentive stock options” within the meaning of Section 422(b) of the Code and “non-qualified stock options,” “restricted stock” and “stock appreciation rights” to which Code Section 421 does not apply.  This Plan document is also an omnibus document which includes a sub-plan (the “Employee Stock Purchase Plan”) which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code (although the Company makes no undertaking nor representation to obtain or maintain qualification under Section 423), and a second separate sub-plan (the “Non-Statutory Stock Purchase Plan”) for employees, affiliates and consultants which are not eligible to participate in the Employee Stock Purchase Plan, which is not intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.  The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

SECTION 2.

DEFINITIONS.  For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

2.1.

“Affiliate” shall mean, with respect to any person (i) any person directly or indirectly controlling, controlled by, or under common control with such person (ii) any officer, director, general partner, member or trustee of such person, (iii) any person who is an officer, director, general partner, member or trustee of any person described in clauses (i) or (ii) of this sentence, and (iv) any licensed nursing facility or licensed hospice owned or managed by the Company.  For purposes of this definition, the terms “controlling,” “controlled by,”  or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such person or entities.

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2.2.

“Award” shall mean a Performance Share, a Performance Unit, Restricted Stock or Restricted Stock Unit granted pursuant to the Plan.

2.3.

“Board of Directors” or “Board” shall mean the Board of Directors of the Company.

2.4.

“Change in Control” shall mean the occurrence of any of the following events:

(i)

the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) or 14(d)(2) of the Exchange Act);

(ii)

any person or group is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (or any entity which controls the Company), including by way of merger, consolidation, tender or exchange offer or otherwise (a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time);

(iii)

a reorganization, recapitalization, merger or consolidation (a “Corporate Transaction”) involving the Company, unless securities representing 50% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction (or the parent of such corporation) are held subsequent to such transaction by the person or persons who were the beneficial owners of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

(iv)

during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office.

2.5.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

2.6.

“Committee” shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, members of the Committee (or any subcommittee thereof) shall be “non-

2

employee directors” within the meaning of said Rule 16b-3. To the extent required for compensation realized from Options, Awards, and SARs under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be “outside directors” within the meaning of such section.

2.7.

“Common Stock” shall mean the common stock, $0.01 par value, of the Company.

2.8.

“Detrimental Activity” shall mean any of the following:

(i)

a willful refusal by a Participant to follow a lawful instruction of the Company or the Committee;

(ii)

a Participant’s willful engagement in conduct materially injurious to the business interests of the Company (as determined by the Committee in its reasonable judgment);

(iii)

a Participant being convicted of, or entering a guilty plea or a plea of no contest with respect to, a felony, whether or not connected with the Company;

(iv)

a Participant’s material breach of his or her duties, responsibilities and obligations under any employment agreement with the Company, or the material violation of any rules, policies, procedures or guidelines of the Company that is injurious to the Company;

(v)

the disclosure to anyone outside the Company, or the use in other than the business of the Company, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by a Participant either during or after employment with the Company;

(vi)

the failure or refusal to disclose promptly and to assign to the Company all right, title and interest in any work, invention or idea, patentable or not, made or conceived by a Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure intellectual property registration where appropriate in the United States and in other countries;

(vii)

a Participant’s breach or failure to comply with any provision of the Plan or such Participant’s agreements documenting the grant of any Option, SAR or Award under the Plan; or

(viii)

any attempt, directly or indirectly, to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company.

For purposes of this Section 2.8, the term “Company” shall also include any Subsidiary, division or Affiliate of the Company, and National Health Corporation, a Tennessee corporation, (“National”).

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2.9.

“Employee” shall mean (i) with respect to an ISO and the ESPP, any person who, at the time the ISO or option under the ESPP is granted to such person, is an “employee,” as such term is used in Section 422 of the Code and described in Regulations Section 1.421-1(h)(1), of the Company or a Subsidiary, and (ii) with respect to a Non-Qualified Option, Award, or SAR, any person employed by or performing services, whether as an employee, officer, director (including outside director) or otherwise, for the Company, any Subsidiary, division or Affiliate of the Company, or National.

2.10.

“Employee Stock Purchase Plan” or “ESPP” shall mean the employee stock purchase plan as created and defined in Section 16 hereof.

2.11.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.12.

“Fair Market Value” shall mean the fair market value of a share of Common Stock as of any date, determined by applying the following rules:

(i)

If the principal market for the Common Stock is a national securities exchange, then the fair market value as of that date shall be the reported closing price of the Common Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading.

(ii)

If sale prices are not available or if the principal market for the Common Stock is not a national securities exchange, the fair market value of the Common Stock shall be the reported closing price for the Common Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

(iii)

If the day is not a business day, and as a result, Paragraphs (i) and (ii) next above are inapplicable, the fair market value of the Common Stock shall be determined as of the next earlier business day.

(iv)

If Paragraphs (i), (ii), and (iii) next above are otherwise inapplicable, then the fair market value of the Common Stock shall be determined in good faith by the Committee.

2.13.

“ISO” shall mean an option to purchase Common Stock granted under the Plan that constitutes and shall be treated as an “incentive stock option,” as such phrase is defined in Section 422(b) of the Code.

2.14.

“Non-Qualified Option” shall mean an option to purchase Common Stock granted to an Employee pursuant to the Plan that is not an “incentive stock option,” with respect to which Code Section 421 does not apply, and that shall not constitute nor be treated as an ISO.

2.15.

“Non-Statutory Stock Purchase Plan” shall mean the non-qualified stock purchase plan as created and defined in Section 18 hereof.

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2.16.

“Option” shall mean any ISO or Non-Qualified Option granted to an Employee pursuant to this Plan.

2.17.

“Participant” shall mean an Employee to whom an Option, Award, or SAR has been granted pursuant to this Plan.

2.18.

“Performance Award” shall mean any Award granted pursuant to Section 6.4.4 hereof entitling a Participant to a either payment based on the Fair Market Value of a share of Common Stock (a “Performance Share”) or based on specified dollar units (a “Performance Unit”) or, with respect to a restricted Award, the lapse of restrictions, at the end of a performance period, if certain conditions established by the Committee are satisfied.

2.19.

“Regulations” shall mean the United States Treasury Regulations, including Temporary Regulations, promulgated under the Code, as such Regulations may be amended from time to time (including corresponding provisions of succeeding Regulations).

2.20.

“Restricted Stock” shall mean shares of Common Stock, subject to a risk of forfeiture and other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

2.21.

“Restricted Stock Unit” shall mean a right to receive shares of Common Stock in the future, with such right to future delivery of such shares subject to a risk of forfeiture and other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

2.22.

“SAR” shall mean a stock appreciation right as described in Section 6.3 hereof.

2.23.

“Subsidiary” shall have the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code.

SECTION 3.

ELIGIBILITY.  Options, SARs and Awards may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Options, SARs and Awards are to be granted hereunder and to determine whether a person is to be granted an ISO, a Non-Qualified Option, a SAR, an Award or any combination thereof. No person shall have any right to participate in the Plan; provided, however, all Employees, as such term is used in Section 16.2.1 shall be eligible to participate in the Employee Stock Purchase Plan. Any person selected by the Committee for participation during any one period shall not by virtue of such participation have the right to be selected as a Participant for any other period. Any Participant may hold at any time more than one (1) Option, Award or SAR, but only upon such terms as provided hereunder and any agreement evidencing such Options, Awards or SARs. Neither the Company nor the Committee is obligated to treat Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among

5

Participants who receive, or are eligible to receive, Options, SARs and Awards (whether or not said Participants are similarly situated).

SECTION 4.

COMMON STOCK SUBJECT TO THE PLAN.

4.1.

Number.  Subject to Section 7.1, the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries and for which Options, may be granted under the Plan shall be equal to the sum of 1,125,000 shares of Common Stock, such limitation shall not include the separately stated maximum number of shares of Common Stock set forth in Section 17.10 with respect to the Employee Stock Purchase Plan.  No person may receive Options, SARs or any combination of either during any 12-month period to purchase or representing more than 500,000 shares of Common Stock.

4.2.

Terminated/Reacquired Options. The shares of Common Stock that may be delivered to Participants may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event any outstanding Option, Award or SAR expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option or not issued pursuant to such expired or terminated Award or SAR shall again become available for issuance pursuant to the Plan. If any shares of Common Stock issued pursuant to the Plan shall have been repurchased or reacquired by the Company, then such shares shall again become available for issuance pursuant to the Plan.

SECTION 5.

ADMINISTRATION OF THE PLAN.

5.1.

Committee.  The Plan shall be administered by the Board or, as directed specifically otherwise herein, by the Committee.

5.2.

Options.  The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options, Awards, and SARs hereunder; (ii) to designate whether an Employee is to be granted an ISO, a Non-Qualified Option, an Award, or a SAR; (iii) to establish the number of shares of Common Stock that may be issued upon the exercise of each Option or in settlement of a SAR or an Award; (iv) to determine the time and the conditions subject to which Options and SARs may be exercised in whole or in part; (v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company’s issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) to provide financing, upon such terms and conditions as the Committee shall determine and in keeping with the provisions of Section 6.6 hereof, to Participants for the purchase of Common Stock upon the exercise of Options granted hereunder; (vii) to impose restrictions, conditions, or both with respect to shares of Common Stock acquired upon exercise of an Option or issued in settlement of a SAR or an Award; (viii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option or in settlement of a SAR or an Award may be subject to repurchase by the Company; (ix) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option or in settlement of a SAR or an Award may be sold or otherwise transferred, including, without

6

limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option or in settlement of a SAR or an Award may be subject to the Company’s right of first refusal (as well as the terms and conditions of any such right of first refusal); (x) to establish vesting provisions for any Option, Award, or SAR relating to the time (or the circumstance) when the Option, Award, or SAR may be exercised by a Participant, including vesting provisions that may be contingent upon the Company meeting specified financial goals; (xi) to accelerate the time when outstanding Options may be exercised; and (xii) to establish any other terms, restrictions and conditions applicable to any Option, Award, or SAR not inconsistent with the provisions of the Plan, and, with respect to ISOs, not inconsistent with the provisions of Code Section 422.

5.3.

Plan Interpretation. The Committee shall be authorized to interpret the Plan and any Option, Award or SAR granted hereunder and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of the Plan.

5.4.

Committee Interpretations Conclusive. The interpretation and construction by the Committee of any provision of the Plan, any Option, Award or SAR granted hereunder or any agreement evidencing any such Option, Award or SAR shall be final and conclusive upon all parties, except as may otherwise be determined by the Board of Directors.

5.5.

Committee Voting. Subject to Section 5.7 hereof, directors of the Company (or members of the Committee) who are either eligible to receive Options, Awards or SARs hereunder, or to whom Options, Awards or SARs have been granted hereunder, may vote on any matter affecting the administration of the Plan or the granting of Options, Awards or SARs under the Plan; provided, however, that no director (or member of the Committee) shall vote upon the granting of an Option, Award or SAR to himself, but any such director (or Committee member) may be counted in determining the existence of a quorum at any meeting of the Board of Directors (or the Committee) at which the Plan is administered or action is taken with respect to the granting of any Option, Award or SAR.

5.6.

Committee Exculpation.  All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or Board of Directors shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option, Award or SAR granted hereunder.

5.7.

Granting of Options and SARs to Directors and Officers. Administrative discretion regarding the selection of any Employee to whom Options, Awards and SARs may be granted pursuant to this Plan, or the determination of the number of shares of Common Stock that may be allocated to such Options, Awards or SARs and the terms thereof, shall be exercised in the following manner: (i) approval in advance by the full Board of Directors; or (ii) approval in advance by a committee that is composed solely of two or more “Non-Employee Directors,” as

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such term is defined under Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934; or (iii) approval in advance by a majority of the Company’s shareholders in accordance with Rule 16b-3; or (iv) ratification by a majority of the Company’s shareholders no later than the next annual shareholder meeting; or (v) the officer, employee or director retains the issuer equity securities for a period of six (6) months following their acquisition in accordance with Rule 16b-3.

SECTION 6.

TERMS AND CONDITIONS OF OPTIONS, SARS AND AWARDS.

6.1.

ISOs.  The terms and conditions of each ISO granted under the Plan shall be specified by the Committee, shall be set forth in a written ISO agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as an ISO. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and be treated as an “incentive stock option” as defined in Section 422 of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder. Notwithstanding the above, the terms and conditions of each ISO shall include the following:

     6.1.1.

The exercise price shall not be less than one hundred percent (100%) (or one hundred ten percent (110%) in the case of an Employee referred to in Section 6.1.3 hereof) of the Fair Market Value of the shares of Common Stock subject to the ISO on the date the ISO is granted, but in no event shall the option price be less than the par value of such shares, which price shall be payable in U.S. dollars upon the exercise of such ISO and paid, except as otherwise provided in Section 6.6, in cash or by check immediately upon exercise.

     6.1.2.

The Committee shall fix the term of all ISOs granted pursuant to the Plan, including the date on which such ISO shall expire and terminate; provided, however, that such term shall in no event exceed ten (10) years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 6.1.3 hereof, such term shall in no event exceed five (5) years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.  The Committee may provide that in the event such Employee holding the ISO shall cease to be an Employee as defined in Section 422 of the Code, such option may remain outstanding, but shall be automatically converted into a Non-Qualified Stock Option.

     6.1.3.

An ISO shall not be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary of the Company (taking into account the attribution rules of Code Section 424), unless the exercise price is at least one hundred ten percent (110%) of the Fair Market Value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not

8

exercisable more than five (5) years from the date it is granted. Notwithstanding any other provision of the Plan, the provisions of this Section 6.1.3 shall not apply, or be construed to apply, to any Non-Qualified Option or SAR granted under the Plan.

     6.1.4.

In the event the Company or any Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of any “disqualifying disposition,” as defined in Code Section 421(b), of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

     6.1.5

If upon the exercise of one or more Options granted pursuant to this or any other plan of the Company or any Subsidiary of the Company that are designated as ISOs upon the grant thereof, a portion of such exercised Options are not treated as ISOs pursuant to Code Section 422(d), which sets a limit upon the aggregate Fair Market Value (determined at the time the ISOs are granted) of stock subject to ISOs that may become exercisable by the optionee thereof for the first time during any calendar year, then the Company shall issue one or more certificates evidencing the Common Stock acquired pursuant to the exercise of ISOs and one or more certificates evidencing the Common Stock acquired pursuant to the exercise of Options not treated as ISOs in accordance with Code Section 422 and shall so identify such certificates in the Company’s stock transfer records.

     6.1.6.

Following a transfer of stock to a Participant pursuant to such Participant’s exercise of an ISO, the Company or any Subsidiary of the Company shall (on or before January 31 of the calendar year following the year of such transfer) furnish to such Participant the written statement prescribed by Code Section 6039 and the Regulations promulgated thereunder.

6.2.

Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as a Non-Qualified Option.  The terms and conditions of each Non-Qualified Option shall be such that each Non-Qualified Option granted hereunder shall not constitute or be treated as an “incentive stock option,” as such phrase is defined in Code Section 422, and will be a “non-qualified stock option” for Federal income tax purposes to which Code Section 421 does not apply.  The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified

9

Option granted hereunder.  Notwithstanding the above, the terms and conditions of each Non-Qualified Option shall include the following:

     6.2.1.

The option price shall be as determined by the Committee shall not be less than one hundred percent (100%) of the Fair Market Value, as determined in good faith by the Committee, of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted, nor less than the par value of such shares.

     6.2.2.

The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten (10) years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion and as set forth in the agreement evidencing such Non-Qualified Stock Option.

     6.2.3.

In the event the Company, a Subsidiary thereof, or National is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company, a Subsidiary thereof, or National shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

6.3.

SARs.  The terms and conditions of each SAR granted under the Plan shall be specified by the Committee, in its sole discretion, shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve, and shall be clearly identified therein as a SAR.  The Committee shall have the power to grant, simultaneously with the grant of a Non-Qualified Option or at any other time, stock appreciation rights with respect to that portion of Common Stock as the Committee in its discretion determines. Such rights may be granted separately and exclusively (“Exclusive SARs”) or in connection with a Non-Qualified Option (“Attached SARs”) at the time of grant of such Non-Qualified Option. Any SAR granted by the Committee shall be done so as to avoid making such SAR subject to Section 409A of the Code, provided, however, that the fact that a SAR may be subject to Section 409A of the Code shall not affect the validity of the grant.  The terms and conditions of any SAR granted hereunder need not be identical to those of any other SAR granted hereunder. Notwithstanding the above, the terms and conditions of SARs shall include the following:

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     6.3.1.

Exclusive SARs shall include in their terms the Fair Market Value, for purposes of this Section 6.3, of one (1) share of the Company’s Common Stock and shall provide that such SAR shall not be exercisable prior to a date as determined by the Committee.

     6.3.2.

An Attached SAR may be exercised only to the extent the Non-Qualified Option to which it relates is exercisable.

     6.3.3.

A SAR shall entitle the holder thereof to exercise such SAR (or any portion thereof), and in the case of an Attached SAR, to surrender simultaneously the Non-Qualified Option (or such portion thereof) to the Company, and to receive from the Company in exchange therefor cash, or its equivalent in shares of Common Stock, or any combination thereof as determined in the sole discretion of the Committee, having an aggregate value equal to the excess of the Fair Market Value of one (1) share of Common Stock at the date of exercise over the Fair Market Value thereof upon the date the SAR exercised was granted, as determined pursuant to Section 6.3.1 above, times the number of SARs exercised or the number of Non-Qualified Options surrendered.

     6.3.4.

The Committee reserves the right to call for the exercise of a SAR at any time without the approval of the holder of such SAR.

     6.3.5.

If the Committee elects to pay part or all of the benefit determined in accordance with Section 6.3.3 above in shares of Common Stock, the value of a share of Common Stock for such purpose shall be the Fair Market Value, as determined in accordance with Section 2.12 hereof, on the date of exercise. Provided, however, that fractional shares shall not be delivered under this Section 6.3.5, and in lieu thereof a cash adjustment shall be made.

     6.3.6.

If a SAR is settled with Common Stock, it shall be a condition to the obligation of the Company, upon settlement of a SAR, that the holder thereof pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold Federal, state or local income or other taxes incurred by reason of the exercise of the SAR. If the amount requested is not paid, the Company may refuse to conclude settlement of the SAR.  If a SAR is settled with cash, the Company, a Subsidiary thereof, or National (as applicable) shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such cash is insufficient to satisfy such Federal, state or local taxes, then such Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

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6.4.

Grant of Awards.  The Committee is hereby authorized to grant other Awards to such Employees as it, in its discretion, deems advisable.  Such other Awards granted may be in the form of Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Performance Unit Awards or any combination thereof that the Committee in its discretion deems advisable.  Each Award shall be subject to the following:

     6.4.1.

Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

     6.4.2.

Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

     6.4.3.

During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Common Stock. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. The Committee may provide, in its sole discretion, that such dividends will be treated as performance-based compensation for purposes of Section 162(m), and if it so provides, dividends credited with respect to Restricted Stock shall be treated as if they are a separate Award subject to the requirements of Section 6.4.4 and a Performance Unit Award for purposes of applying the limitations set forth in Section 6.4.4.

     6.4.4.

The Committee may grant Performance Awards that are intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code and Performance Awards that are not subject to Section 162(m) of the Code. Any such Awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures as described below, to the extent required by Section 162(m) of the Code.  All Performance Awards shall be granted in compliance with this Section 6.4.4.

     6.4.4.1.

In the case of Performance Units, the Committee shall also determine a target unit value or a range of unit values for each Award. No performance period shall exceed ten years from the date any Performance Award was granted. The performance goals applicable to a Performance Award grant may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events, such as changes in law, accounting practices or unusual or nonrecurring items or occurrences. The Committees’ authority to make such adjustments shall be subject to such limitations as the Committee deems appropriate in the case of a Performance Award that is subject to Section 162(m).

     6.4.4.2.

Performance criteria upon which the payment or vesting of a Performance Award that is intended to satisfy the requirements of Section 162(m)

12

may be based shall be limited to one or more of the following business measures, which may be applied with respect to the Company, any Subsidiary or any business unit, and which may be measured on an absolute or relative to peer-group basis: (i) total shareholder return, (ii) stock price increase, (iii) return on equity, (iv) return on capital, (v) earnings per share, (vi) EBIT (earnings before interest and taxes), (vii) earnings before taxes, and (viii) cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital). In the case of Performance Awards that are not intended to satisfy the requirements of Section 162(m), the Committee shall designate performance criteria from among the foregoing or such other business criteria as it shall determine in its sole discretion.

     6.4.4.3.

At the end of the performance period, the Committee shall determine the extent to which performance goals have been attained, or a degree of achievement between minimum and maximum levels, in order to establish the level of payment to be made, if any, and shall determine if payment is to be made in the form of cash or shares of Common Stock (valued at their Fair Market Value at the time of payment) or a combination of cash and shares of Common Stock. Payments of Performance Awards, including the issuance of unrestricted shares where appropriate, shall generally be made as soon as practicable following the end of the performance period.

     6.4.4.4.

In the case of a Performance Award that is intended to satisfy the requirements of Section 162(m), the Committee shall make all determinations necessary to establish the terms of the Award within 90 days of the beginning of the performance period (or such other time period as is required under Section 162(m)), including, without limitation, the designation of the Participant to whom the Performance Award is to be made, the performance criteria or criterion applicable to the Award and the performance goals that relate to such criteria, and the dollar amounts or number of shares of Common Stock payable upon achieving the applicable performance goals. As and to the extent required by Section 162(m), the terms of a Performance Award that is a subject to Section 162(m) must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the Award, and must preclude discretion to increase the amount of compensation payable under the terms of the Award (but may give the Committee discretion to decrease the amount of compensation payable). The maximum amount of compensation that may be payable to a Participant during any one calendar year under all Performance Unit Awards that may be awarded to Participant for such calendar year shall be $5,000,000. The maximum number of Common Stock units that may be subject to a Performance Share Award granted to a Participant during any one calendar year shall be 500,000 share units (subject to adjustment as provided in Section 7 hereof).

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6.5.

Terms and Conditions Common to All Options, Awards and SARs. All Options, Awards and SARs granted under the Plan shall include the following provisions:

     6.5.1.

All Options, by their terms, shall not be transferable otherwise than by  last will and testament or the laws of descent and distribution; provided, however, Non-Qualified Options, Awards, and SARs may also be transferable to members of the Participant’s immediate family (or to one or more trusts for the benefit of such family members or to partnerships or limited liability companies in which such family members or trusts are the only partners or members or to IRS qualified educational, charitable or religious foundations or institutions), if (i) the agreement with respect to which such Option, Award, or SAR relates expressly so provides, and (ii) the Participant does not receive any consideration for the transfer. Any Option, Award, or SAR held by any such transferees would continue to be subject to the same terms and conditions that are applicable to such Options immediately prior to their transfer, including, but not limited to, the Company’s right to purchase as set forth in Section 6.5.7.  During a Participant’s lifetime ISOs shall be exercisable only by the Participant and Non-Qualified Options and SARs may be exercised by the Participant or the appropriate transferee.

     6.5.2.

Each Option, Award or SAR shall state the number of shares to which it pertains and the requirements and vesting schedule thereof, if any.

     6.5.3.

Except as otherwise provided in Section 6.5.4 (relating to permanent and total disability), 6.5.5 (relating to death), and 6.5.6 (relating to Detrimental Activity), in the event a Participant shall cease to be employed by the Company, Subsidiary, an Affiliate of the Company, or National on a full-time basis for any reason, the unexercised portion of any Option or SAR held by such Participant at that time may only be exercised within three (3) months after the date on which the Participant ceased to be so employed and only to the extent vested and not previously exercised as of the date the Participant ceased to be so employed; provided that in no event may such Option be exercised beyond the expiration of the term of the Option or SAR.

     6.5.4.

In the event a Participant shall cease to be employed by the Company, Subsidiary, an Affiliate of the Company, or National on a full-time basis by reason of his “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Option or SAR held by such Participant at that time may only be exercised within 180 days after the date on which the Participant ceased to be so employed and only to the extent vested and not previously exercised as of the date the Participant ceased to be so employed; provided that in no event may such Option be exercised beyond the expiration of the term of the Option or SAR.

     6.5.5.

In the event a Participant shall die while in the full-time employ of the Company, Subsidiary, an Affiliate of the Company, or National, the unexercised portion of any Option or SAR held by such Participant at the time of his death may only be exercised within 180 days after the date of such Participant’s death, but only to the extent vested and not previously exercised at the time the Participant’s death. In such event,

14

such vested, but unexercised Option or SAR may be exercised by the executor or administrator of the Participant’s estate or by any person or persons who shall have acquired the Option or SAR directly from the Participant by last will and testament or the applicable laws of descent and distribution with respect to ISOs and by transfers permitted in Section 6.5.1 with respect to Non-Qualified Options and SARs.

     6.5.6.

In the event a Participant is terminated from employment with the Company, Subsidiary, an Affiliate of the Company, or National for Detrimental Activity such Participant’s right to exercise any Option, Award or SAR granted hereunder, whether vested or non-vested, shall terminate upon notice of discharge.

     6.5.7.

Notwithstanding anything in the Plan to the contrary, the Committee may grant Options, Awards, and SARs to Employees, as such term is defined in Section 2.9 hereof with respect to Options, Awards, and SARs, that do not include the provisions of Section 6.5.3 through 6.5.7, or that include modified versions thereof, provided the agreement evidencing such Options or SARs reflects such deletions or modifications; provided, further, agreements with respect to ISOs shall include provisions necessary for them to qualify as “incentive stock options” within the meaning of Section 422(b) of the Code.

6.6.

Payment of Exercise Price.  The payment of the exercise price of an Option granted under this Plan shall be subject to the following:

     6.6.1.

Subject to the following provisions of this Section 6.6, the full exercise price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 6.6.3, payment may be made as soon as practicable after the exercise).

     6.6.2.

The exercise price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee; provided, unless otherwise determined by the Committee, no shares may be tendered pursuant to this Section 6.6.2 unless such shares have been held by the Participant for six (6) months or more.

     6.6.3.

The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

   6.6.4   The Committee may in its discretion permit a Participant to pay the exercise price by the “net exercise” of such Option.   In such case, the Company will not require a cash payment of the exercise price, but will reduce the number of shares of Common

15

Stock issued upon the exercise of such Option by the largest number of whole shares of Common Stock that have a Fair Market Value which does not exceed the aggregate exercise price, including tax withholding, with respect to the portion of such Option that is being exercised. With respect to any remaining balance of the aggregate Option price, the Company shall accept a cash payment. Upon the “net exercise” of an Option (A) shares used to pay the Option price, (B) shares actually delivered to the Option holder as a result of such exercise, and (C) shares withheld for purposes of tax withholding, will no longer be outstanding under such Option (and will therefore no longer be exercisable by the holder).

6.7.

Modification of Options.  Subject to the terms and conditions and within the limitations of the Plan, and with respect to ISOs as permitted by the Code, the Committee, in its discretion, may modify outstanding Options, Awards and SARs granted under the Plan; provided, however, that no modification of an Option, Award or SAR shall, without the consent of the holder thereof, cause an ISO to become a Non-Qualified Option or, except as otherwise set forth herein, alter or impair any rights or obligations under any Option, Award, or SAR theretofore granted under the Plan. The Committee, in its discretion, may provide in the applicable Option agreement that the Option may be exercised in whole or in part prior to vesting and prior to its expiration; provided the shares so exercised shall be held by the Company until vesting occurs or canceled and the purchase price refunded if employment with the Company, Subsidiaries, Affiliates of the Company, or National and Board membership terminates prior to vesting.

6.8.

Fixed Option Grant of Stock Options to Certain Directors.  Each Director of the Company who is not an employee of the Company (“Non-Employee Director”) shall automatically be granted an Award of five thousand (5,000) shares of Restricted Stock on the date of the first Meeting of Shareholders held in a calendar year. The Award shall be subject to a five year vesting schedule, so that twenty percent (20%) of shares of Restricted Stock subject to such Award shall vest and the restrictions with respect thereto shall lapse on the one year anniversary date of each Award made pursuant to this Section 6.8 and on each succeeding anniversary date thereafter provided that the Director remains a member of the Board on such anniversary date. During the restriction period, a Director holding Restricted Stock shall be credited with dividends paid with respect to the underlying Common Stock. The provisions of this Section 6.8 may not be amended more than once every six (6) months, other than to comply with changes in the Code, ERISA, or rules promulgated thereunder.

6.9.

Rights as a Stockholder.  Any Participant or transferee of an Option, Award, or SAR granted hereunder shall have no rights as a stockholder of the Company with respect to any shares of Common Stock to which such Option, Award or SAR relates until the date of the issuance of a stock certificate to him for such shares or as provided in Section 6.4.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise required by Section 7 hereof or as provided in Section 6.4 .

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6.10.

Other Agreement Provisions.  The agreements evidencing Options, Awards and SARs authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of Options or SARs, as the Committee shall deem advisable. Any ISO agreement hereunder shall contain such limitations and restrictions upon the exercise of ISOs as shall be necessary in order that such ISOs will be “incentive stock options” as defined in Section 422 of the Code, or to conform to any change in the law, which provisions shall control any inconsistent or contradictory provision of the Plan.

SECTION 7.

ADJUSTMENTS.

7.1.

Reorganization, Merger, Recapitalization, Etc.  Subject to any required action by the Company’s shareholders, in the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company’s Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock or in any other manner effected without the receipt of consideration by the Company, the Committee shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of Sections 422 and 424 of the Code shall apply with respect to adjustments made to ISOs so as not to cause any ISO to cease to qualify as an ISO under Code Section 422, and (ii) the number of shares of Common Stock for which Options may be granted under this Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

7.2.

Effect of a Change in Control.  Notwithstanding Section 7.1, in the event of a corporate transaction which constitutes a Change in Control, the Committee, in its sole discretion, and without the consent of any Participant affected thereby, may determine that a payment in cash or other appropriate consideration to be received in such transaction shall be made promptly following the Change in Control in lieu of all or any portion of vested Options, SARs and Awards granted under this Plan.  The amount payable for each such vested Option, SAR or Award shall be determined in good faith by the Committee in a manner which will preserve the intrinsic value of such Option, SAR, or Award as of the consummation of such transaction; provided, however, certain Options, SARs, or Awards, such as an Option which has an exercise price which is less than Fair Market Value of a share of Common Stock as of the consummation of such transaction or a SAR which has a base value which is less than the Fair Market Value of a share of Common Stock as of the consummation of such transaction, have no economic value and may be canceled without payment.  After such a determination by the Committee, each Option, SAR and Award granted hereunder, whether vested or unvested, shall terminate and the Participant shall have no further rights thereunder except the right to receive the payment provided under this Section 7.2, if any.

7.3.

Acceleration of Vesting.  A Change in Control shall cause the vesting date of each outstanding Option, SAR or Award (excluding Performance Awards) to accelerate and be

17

exercisable within sixty (60) days prior to such occurrence in whole or in part, and each outstanding Performance Award shall vest upon the Change in Control and such Performance Award shall be treated as vested for purposes of Section 7.2.

7.4.

Limited Rights Upon Company’s Restructure.  Except as herein before expressly provided in this Section 7, a holder of an Option, Award or a SAR shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option, Award or SAR granted hereunder.

7.5.

Effect of Options and SARs on Company’s Capital and Business Structure.  The grant of an Option, Award or a SAR pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

SECTION 8.

EFFECT OF THE PLAN ON EMPLOYMENT RELATIONSHIP.  Neither the Plan nor any Option, Award or SAR granted hereunder to an Employee shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary, as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant’s employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

SECTION 9.

AMENDMENT OF THE PLAN.  The Board of Directors may, as permitted by law, amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding Common Stock of the Company entitled to vote thereon at a shareholders’ meeting, the Board of Directors may not amend the Plan to (i) increase (except for increases due to adjustments in accordance with Section 7 hereof) the aggregate number of shares of Common Stock which may be issued under the Plan, (ii) increase the benefits accruing to a Participant under this Plan, including any decrease in the minimum exercise price specified by the Plan in respect of ISOs, (iii) change the class of Employees eligible to receive Options, Awards, or SARs under the Plan, or (iv) make any other revision to the Plan as it relates to ISOs that requires shareholder approval under the Code. Notwithstanding any other provision of the Plan, shareholder approval of amendments to the Plan need not be obtained if such approval is not required under Rule 16b-3 (to the extent applicable to the Company) as of the effective date of such amendments, with respect to ISOs, if such approval is not required under Section 422 of the Code, and with respect to any Performance Awards, if such approval is not required under Section 162(m).

SECTION 10.

COMPLIANCE WITH RULE 16B-3 AND CODE SECTION 422.  The Company shall use its best efforts to maintain the Plan, and to assure the Options,

18

Awards and SARs are granted and exercised under the Plan, in accordance with Rule 16b-3 (to the extent Rule 16b-3 could be applicable to any transaction in securities arising in connection with the Plan), and with respect to ISOs, Code Section 422, as said Rule 16b-3 and Code Section 422 may be amended from time to time, and any and all successor statutes and regulations thereof, including without limitation, the seeking of any appropriate amendments to the Plan and all requisite approvals and consents of such amendments; provided, however, that except as otherwise set forth in the Plan, the Company shall take no action that adversely affects Options, Awards or SARs then outstanding under the Plan without the prior written consent of the holders of such Options, Awards or SARs.

SECTION 11.

INVESTMENT PURPOSE.  Each Option, Award and SAR under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that in the event the stock subject to such Option, Award or SAR is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible under applicable laws, rules and regulations. Such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

SECTION 12.

INDEMNIFICATION OF COMMITTEE.  In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, Award or SAR granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its expense, to handle and defend the same.

SECTION 13.

TERMINATION OF THE PLAN.  The Board of Directors may terminate the Plan at any time. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option, Award or SAR theretofore granted under the Plan.

SECTION 14.

APPLICATION OF FUNDS.  The proceeds received by the Company from the sale of Common Stock pursuant to Options granted hereunder shall be used for general corporate purposes.

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SECTION 15.

NO OBLIGATION TO EXERCISE OPTION OR SAR.  The granting of an Option or SAR hereunder shall impose no obligation upon the Participant to exercise such Option or SAR.

SECTION 16.

EMPLOYEE STOCK PURCHASE PLAN (ESPP).

16.1.

Definitions.  As used in Sections 16 and 17, the following words and phrases shall have the meanings below, unless a different meaning is plainly required by the context:

     16.1.1.

The term “Closing Price” shall mean the fair market value of a share of the Company’s Common Stock determined by applying the rules set forth in Section 2.12 above.

     16.1.2.

The term “Contribution Account” shall mean the account established on behalf of an Employee Member to which shall be credited the amount of the Employee Member’s contribution.

     16.1.3.

The term “Employee” shall mean any person who, at the time an option under this Employee Stock Purchase Plan is granted to such person, is an “employee” of the Employer, as such term is used in Section 423 of the Code and described in Regulations Section 1.421-1(h)(1).

     16.1.4.

The term “Employee Member” shall mean any Employee of the Employer who has met the conditions and provisions for becoming an Employee Member as provided herein.

     16.1.5.

The term “Employer” shall mean the Company and any corporation during any period in which such corporation is a “subsidiary corporation” as that term is defined in Section 424(f) of the Code with respect to the Company that the Committee designates to be subject to this Employee Stock Purchase Plan.

     16.1.6.

The term “Exercise Date” shall mean the last trading date on the NYSE-Amex Stock Exchange (or successor exchange) in the Plan Year.

     16.1.7.

The term “Grant Date” shall mean the first NYSE-Amex Stock Exchange (or successor exchange) trading date of the Plan Year.

     16.1.8.

The term “Issue Price” shall mean a price per share of Common Stock as determined by the Board, but not less than eighty-five percent (85%) of the lower of the Closing Price of the shares on either the Grant Date or the Exercise Date as determined on the Exercise Date.

     16.1.9.

The term “Member’s Contribution Rate” shall be an exact number of dollars elected by the Employee Member to contribute by regular payroll deductions to their Contribution Account.

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     16.1.10.

The term “Plan Year” shall mean a twelve (12) month period beginning on the first day of January and ending on the last day of December.

16.2.

Membership in Employee Stock Purchase Plan.

     16.2.1.

Each Employee shall become eligible to participate in the Employee Stock Purchase Plan upon his or her date of employment.  Options under this Employee Stock Purchase Plan may be granted only to Employees of the Employer.

     16.2.2.

Each Employee who becomes eligible to participate in the Employee Stock Purchase Plan shall be furnished a summary of the Employee Stock Purchase Plan and a Request for Participation form. If such Employee elects to participate hereunder, said Employee shall complete such form and file it with the Employee’s Employer in accordance with procedures established by the Board (or its designee under Section 17) and will thereby become an Employee Member. The completed Request for Participation form shall indicate the amount of Employee contribution or purchase amount authorized by the Employee Member.

     16.2.3.

Upon becoming an Employee Member, said Employee Member shall be bound by the terms of this Employee Stock Purchase Plan and the other applicable provisions of the Plan, including any amendments hereto.

16.3.

Issuance of Stock Purchase Plan Rights.

     16.3.1.

In order to participate in this Employee Stock Purchase Plan an Employee must authorize Employer to deduct through payroll deduction an exact number of dollars per pay period, but not less than $10.00 per pay period or more than the payment to the employee that pay period. Such Employee authorization shall be in writing and on such forms as provided by the Company. Such deductions shall begin as of the first pay period after receipt of the Request for Participation form at the corporate offices, but no later than March 31 in any Plan Year, unless extended by the Board. No interest shall accrue on any amounts withheld under this Employee Stock Purchase Plan.

16.3.1.1.

The Employee Member’s Contribution Rate, once established, shall remain in effect for all Plan Years unless changed by the Employee Member in writing on such forms as provided by the Company and filed with the Company.

16.3.1.2.

At any time during the Plan Year, an Employee Member may notify the Company that such Employee Member wishes to discontinue contributions. This notice shall be in writing and on such forms as provided by the Company and shall become effective as of a date not more than thirty (30) days following its receipt by the Company. Upon such discontinuance, the Employee Member may not again elect to make contributions to the Plan for the remainder of the Plan Year, and all contributions previously made shall be used to purchase

21

shares of Common Stock pursuant to the Plan in accordance with Section 16.3.3 unless withdrawn by the Employee Member pursuant to Section 16.3.1.3.

16.3.1.3.

An Employee Member may elect to withdraw some or all of said Employee Member’s contributions once at any time during the Plan Year without being terminated from the Plan. However, if contributions are withdrawn a second time during the Plan Year, no further contributions will be permitted during that Plan Year by that Employee Member.

     16.3.2.

If the total number of shares of Common Stock to be purchased hereunder by all Employee Members exceeds the number of shares authorized under the Plan, a pro-rata allocation of the available shares will be made among all Employee Members authorizing such payroll deductions based on the amount in their respective Contribution Account on the Exercise Date.

     16.3.3.

On each Exercise Date the Employee Member’s Contribution Account shall be used to purchase the maximum number of whole shares of Common Stock determined by dividing the Issue Price into the Member’s Contribution Account. Any money remaining in an Employee Member’s Contribution Account may be returned to the Employee Member if requested. If such return is not requested, the balance will remain in the Contribution Account to be used in the next Plan Year along with new contributions in the new Plan Year. All rights or options under this Employee Stock Purchase Plan shall be subject to such amendment or modification as the Company shall deem necessary to comply with any applicable law, and shall contain such other provisions as the Company shall deem necessary to comply with any applicable law, and shall contain such other provisions as the Company shall from time to time approve and deem necessary.

     16.3.4.

In no event may an Employee Member:

          (i)

 Be granted an option under this Employee Stock Purchase Plan which permits such Employee’s rights to purchase Common Stock under all employee stock purchase plans of the Employer to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time consistent with Section 423(b)(8) of the Code and the Regulations promulgated thereunder;

          (ii)  Receive an option under this Employee Stock Purchase Plan if he or she would beneficially own, immediately after the option is granted, 5% or more of the total combined voting power or value of all outstanding common stock of the Employer and, for purposes of this clause (ii) the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an individual and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee; or

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          (iii)  Transfer or otherwise alienate any option granted to him or her under this Employee Stock Purchase Plan other than by will or the laws of intestate succession.

     16.3.5.

The Company certificates representing shares of Common Stock purchased through the exercise of the option granted under this Employee Stock Purchase Plan shall be issued as soon as practical after the date of such exercise. Notwithstanding the foregoing, shares purchased through the Employee Stock Purchase Plan, may be held electronically by an uncertificated book-entry by the Company’s transfer agent.

     16.3.6.

Any Employee whose employment with the Employer is terminated for any reason except death and retirement during the Plan Year shall cease to be an Employee Member immediately. The balance of the Member’s Contribution Account shall be paid to such Employee Member, or his legal representative, as soon as practical after termination. Any options granted to such Employee Member shall be deemed null and void.

     16.3.7.

If an Employee Member shall die during a Plan Year, no further contributions on behalf of the deceased Employee Member shall be made. The executor or legal representative of the deceased Employee Member may elect to withdraw the balance in said Employee Member’s Contribution Account by notifying the Employer in writing. In the event no election to withdraw has been made, the balance accumulated in the deceased Employee Member’s Contribution Account shall be used to purchase shares in accordance with this Employee Stock Purchase Plan.

     16.3.8.

If an Employee Member shall retire during a Plan Year, no further contributions on behalf of the retired Employee Member shall be made. The Employee Member may elect to withdraw the balance in said Employee Member’s Contribution Account by notifying the Employer in writing. In the event no election to withdraw has been made, the balance accumulated in the retired Employee Member’s Contribution Account shall be used to purchase shares in accordance with this Section 16.

SECTION 17.

MISCELLANEOUS PROVISIONS OF THE ESPP.

17.1.

Administration of ESPP.  The Board or any person delegated such authority by the Board shall administer the Employee Stock Purchase Plan and keep records of individual Employee Member benefits.  The Board shall administer the ESPP provided in Sections 16 and 17 in such a manner as to qualify it as an “employee stock purchase plan” intended to satisfy the requirements of Section 423 of the Code (although the Company makes no undertaking nor representation to obtain or maintain qualification under Section 423).  The Board shall interpret the Employee Stock Purchase Plan and shall determine all questions arising in the administration, interpretation and application of the Employee Stock Purchase Plan, and all such determinations by the Board shall be conclusive and binding on all persons.

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17.2.

Limitation of Benefit.  Each Employee Member, former Employee Member, or any other person who shall claim the right or benefit under this Employee Stock Purchase Plan, shall be entitled only to look to the Company for such benefit.

17.3.

Amendment of ESPP.  The Board may at any time or from time to time, amend the Employee Stock Purchase Plan in any respect or terminate same; provided, however, that, without the approval of the holders of a majority of the outstanding Common Stock of the Company entitled to vote thereon at a shareholders’ meeting, the Board of Directors may not amend the Employee Stock Purchase Plan to increase (except for increases due to adjustments in accordance with Section 7 hereof) the aggregate number of shares of Common Stock which may be issued under the Employee Stock Purchase Plan or change the class of Employees eligible to participate in this Employee Stock Purchase Plan.  This Employee Stock Purchase Plan will be suspended in the event a tender offer is made to the shareholders of the Company. The Board’s determination that such an offer has been made shall be conclusive. No contributions will be accepted and all Contribution Account balances will be refunded to Employee Members. This Employee Stock Purchase Plan may thereafter be reactivated by Board action at any time.

17.4.

Expenses.  The Company will pay all expenses of administering this Employee Stock Purchase Plan that may arise in connection with this Employee Stock Purchase Plan.

17.5.

Rules, Regulations and Procedures.  Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Employee Stock Purchase Plan that are not covered in this Employee Stock Purchase Plan shall be promulgated and adopted by the Board.

17.6.

Transferability.  The option rights under this Employee Stock Purchase Plan are not subject to assignment or alienation. If an Employee Member attempts such assignment, transfer or alienation, the Company shall disregard that action.

17.7.

No Right to Employment/Contract.  This Employee Stock Purchase Plan will not be deemed to constitute a contract between an Employer and any Employee Member or to be a consideration or an inducement for the employment of any Employee Member or Employee. Nothing contained in this Employee Stock Purchase Plan shall be deemed to give any Employee Member or Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Employee Member or Employee at any time regardless of the effect which such discharge shall have upon said Employee Member or Employee as an Employee Member of the Plan.

17.8.

Indemnification.  No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of the Employer or its affiliates, under or by reason of any of the terms, conditions or agreements contained in this Employee Stock Purchase Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against the Employer or its affiliates, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Employee Stock Purchase Plan, are hereby expressly waived and released by

24

every Employee Member, as a part of the consideration for any benefits by the Employers under this Employee Stock Purchase Plan.

17.9.

Approvals.  The Company’s obligation to sell and deliver shares under the Employee Stock Purchase Plan is at all times subject to all approvals of any governmental authorities required in connection with the authorization, issuance, sale or delivery of such securities.

17.10.

Maximum Number of Shares.  Subject to Section 7.1, the maximum number of shares of Common Stock that may be issued with respect to options granted under the Employee Stock Purchase Plan shall be equal to the sum of 75,000 shares of Common Stock.

SECTION 18.

NON-STATUTORY STOCK PURCHASE PLAN.

18.1.

Definitions.  As used in Sections 18 and 19, the following words and phrases shall have the meanings below, unless a different meaning is plainly required by the context:

     18.1.1.

The term “Closing Price” shall mean the fair market value of a share of the Company’s Common Stock determined by applying the rules set forth in Section 2.12 above.

     18.1.2.

The term “Contribution Account” shall mean the account established on behalf of a Non-Qualified Member to which shall be credited the amount of the Non-Qualified Member’s contribution.

     18.1.3.

The term “Non-Qualified Member” shall mean any Employee of the Employer or an Affiliate who does not meet the requirements of Section 423 of the Code to participate in the statutory plan provided in Sections 16 and 17 above and has met the conditions and provisions for becoming a Non-Qualified Member as provided herein.

     18.1.4.

The term “Employer” shall mean National HealthCare Corporation and its Service Agreement provider, National Health Corporation, their successors and assigns, and any subsidiaries, divisions or Affiliates authorized by the Board to participate in the Non-Statutory Stock Purchase Plan with respect to their Employees.

     18.1.5.

 The term “Exercise Date” shall mean the last trading date on the NYSE-Amex Stock Exchange (or successor exchange) in the Plan Year.

     18.1.6.

The term “Grant Date” shall mean the first NYSE-Amex Stock Exchange (or successor exchange) trading date of the Plan Year.

     18.1.7.

The term “Issue Price” shall mean a price per share of Common Stock as determined by the Board, but not less than eighty-five percent (85%) of the lower of the Closing Price of the shares on either the Grant Date or the Exercise Date as determined on the Exercise Date.  Notwithstanding any provision of this Section 18 to the contrary,

25

any provision of this Non-Statutory Stock Purchase Plan as set forth in this Section 18 that would provide a Participant with any deferred compensation as defined by Section 409A of the Code shall be void. Therefore, all stock options granted pursuant to this Section 18 shall be issued and exercised within the same calendar year.”

     18.1.8.

The term “Non-Qualified Member’s Contribution Rate” shall be an exact number of dollars elected by the Non-Qualified Member to contribute by regular payroll deductions to their Contribution Account.

     18.1.9.

The term “Plan Year” shall mean a twelve (12) month period beginning on the first day of January and ending on the last day of December.

18.2.

Membership in Non-Statutory Stock Purchase Plan.

     18.2.1.

The Board of Directors shall determine which of the Employees of the Employer (as Employer is defined in this Section 18) who do not meet the requirements to participate in the ESPP provided in Section 16 shall become eligible to participate in the Non-Statutory Stock Purchase Plan.

     18.2.2.

Each Employee who the Board of Directors determined is eligible to participate shall be furnished a summary of the Non-Statutory Stock Purchase Plan and a Request for Participation form. If such Employee elects to participate hereunder, said Employee shall complete such form and file it with the Employee’s Employer and will thereby become a Non-Qualified Member. The completed Request for Participation form shall indicate the amount of Employee contribution or purchase amount authorized by the Non-Qualified Member.

     18.2.3.

Upon becoming a Non-Qualified Member, said Employee Member shall be bound by the terms of this Non-Statutory Stock Purchase Plan and the other applicable provisions of the Plan, including any amendments hereto.

18.3.

Issuance of Stock Purchase Plan Rights.

     18.3.1.

In order to participate in this Non-Statutory Stock Purchase Plan an Employee must authorize Employer to deduct through payroll deduction an exact number of dollars per pay period, but not less than $10.00 per pay period or more than the payment to the Employee that pay period. Such Employee authorization shall be in writing and on such forms as provided by the Company. Such deductions shall begin as of the first pay period after receipt of the Request for Participation form at the corporate offices, but no later than March 31 in any Plan Year, unless extended by the Board. No interest shall accrue on any amounts withheld under this Non-Statutory Stock Purchase Plan.

18.3.1.1.

The Non-Qualified Member’s Contribution Rate, once established, shall remain in effect for all Plan Years unless changed by the Non-

26

Qualified Member in writing on such forms as provided by the Company and filed with the Company.

18.3.1.2.

At any time during the Plan Year, a Non-Qualified Member may notify the Company that said Non-Qualified Member wishes to discontinue contributions. This notice shall be in writing and on such forms as provided by the Company and shall become effective as of a date not more than thirty (30) days following its receipt by the Company. Upon such discontinuance, the Non-Qualified Member may not again elect to make contributions to the Plan for the remainder of the Plan Year, and all contributions previously made shall be used to purchase shares of Common Stock pursuant to the Plan in accordance with Section 18.3.3 unless withdrawn by the Non-Qualified Member pursuant to Section 18.3.1.3.

18.3.1.3.

A Non-Qualified Member may elect to withdraw some or all of said Non-Qualified Member’s contributions once at any time during the Plan Year without being terminated from the Plan. However, if contributions are withdrawn a second time during the Plan Year, no further contributions will be permitted during that Plan Year by that Non-Qualified Member.

     18.3.2.

If the total number of shares of Common Stock to be purchased hereunder by all Non-Qualified Members exceeds the number of shares authorized under the Plan, a pro-rata allocation of the available shares will be made among all Non-Qualified Members authorizing such payroll deductions based on the amount in their respective Contribution Account on the Exercise Date.

     18.3.3.

On each Exercise Date the Non-Qualified Member’s Contribution Account shall be used to purchase the maximum number of whole shares of Common Stock determined by dividing the Issue Price into the Member’s Contribution Account. Any money remaining in a Non-Qualified Member’s Contribution Account may be returned to the Non-Qualified Member if requested. If such return is not requested, the balance will remain in the Contribution Account to be used in the next Plan Year along with new contributions in the new Plan Year. All rights or options under this Non-Statutory Stock Purchase Plan shall be subject to such amendment or modification as the Company shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Company shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Company shall from time to time approve and deem necessary.

     18.3.4.

In no event may a Non-Qualified Member:

          (i)

  Be granted an option under this Non-Statutory Stock Purchase Plan which permits such Employee’s rights to purchase Common Stock under all employee stock purchase plans of the Employer to accrue at a rate which exceeds $25,000 of fair

27

market value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time; or

          (ii)  Transfer or otherwise alienate any option granted to him/her under this Non-Statutory Stock Purchase Plan other than by will or the laws of intestate succession.

     18.3.5.

The Company certificates representing shares of Common Stock purchased through the exercise of the option granted under this Non-Statutory Stock Purchase Plan shall be issued as soon as practical after the date of such exercise. Notwithstanding the foregoing, shares purchased through the Non-Statutory Stock Purchase Plan, may be held electronically by an uncertificated book-entry by the Company’s transfer agent.

     18.3.6.

Any Non-Qualified Member whose employment with the Employer (as Employer is defined in this Section 18) is terminated for any reason except death and retirement during the Plan Year shall cease to be a Non-Qualified Member immediately. The balance of the Member’s Contribution Account shall be paid to such Non-Qualified Member, or his legal representative, as soon as practical after termination. Any options granted to such Non-Qualified Member shall be deemed null and void.

     18.3.7.

If a Non-Qualified Member shall die during a Plan Year, no further contributions on behalf of the deceased Non-Qualified Member shall be made. The executor or legal representative of the deceased Non-Qualified Member may elect to withdraw the balance in said Member’s Contribution Account by notifying the Employer in writing. In the event no election to withdraw has been made, the balance accumulated in the deceased Member’s Contribution Account shall be used to purchase shares in accordance with this Non-Statutory Stock Purchase Plan.

     18.3.8.

If a Non-Qualified Member shall retire during a Plan Year, no further contributions on behalf of the retired Non-Qualified Member shall be made. The Non-Qualified Member may elect to withdraw the balance in said Non-Qualified Member’s Contribution Account by notifying the Employer in writing. In the event no election to withdraw has been made, the balance accumulated in the retired Member’s Contribution Account shall be used to purchase shares in accordance with this Section 18.

SECTION 19.

MISCELLANEOUS PROVISIONS OF THE NON-STATUTORY STOCK PURCHASE PLAN.

19.1.

Administration of Non-Statutory Stock Purchase Plan.  The Board or any person delegated such authority by the Board shall administer the Non-Statutory Stock Purchase Plan and keep records of individual Non-Qualified Member benefits. The Board shall administer the Non-Statutory Stock Purchase Program provided in Sections 18 and 19 as a non-statutory plan, which is not intended to satisfy the requirements of Section 423 of the Code. The Board shall determine all questions arising in the administration, interpretation and application of the Non-

28

Statutory Stock Purchase Plan, and all such determinations by the Board shall be conclusive and binding on all persons.

19.2.

Limitation of Benefit.  Each Non-Qualified Member, former Non-Qualified Member, or any other person who shall claim the right or benefit under this Non-Statutory Stock Purchase Plan, shall be entitled only to look to the Company for such benefit.

19.3.

Amendment of Non-Statutory Stock Purchase Plan.  The Board may at any time or from time to time, amend the Non-Statutory Stock Purchase Plan in any respect or terminate same. This Non-Statutory Employee Stock Purchase Plan will be suspended in the event a “tender offer” is made to the shareholders of the Company. The Board’s determination that such an offer has been made shall be conclusive. No contributions will be accepted and all Contribution Account balances will be refunded to Non-Qualified Members. This Non-Statutory Stock Purchase Plan may thereafter be reactivated by Board action at any time.

19.4.

Expenses.  The Company will pay all expenses of administering this Non-Statutory Stock Purchase Plan that may arise in connection with this Non-Statutory Stock Purchase Plan.

19.5.

Rules, Regulations and Procedures.  Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Non-Statutory Stock Purchase Plan that are not covered in this Non-Statutory Stock Purchase Plan shall be promulgated and adopted by the Board.

19.6.

Transferability.  The option rights under this Non-Statutory Stock Purchase Plan are not subject to assignment or alienation. If a Non-Qualified Member attempts such assignment, transfer or alienation, the Company shall disregard that action.

19.7.

No Right to Employment/Contract.  This Non-Statutory Stock Purchase Plan will not be deemed to constitute a contract between an Employer and any Non-Qualified Member or to be a consideration or an inducement for the employment of any Non-Qualified Member or Employee. Nothing contained in this Non-Statutory Stock Purchase Plan shall be deemed to give any Non-Qualified Member or Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Non-Qualified Member or Employee at any time regardless of the effect which such discharge shall have upon said Non-Qualified Member or Employee as a Non-Qualified Member of the Plan.

19.8.

Indemnification.  No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of the Employer or its affiliates, under or by reason of any of the terms, conditions or agreements contained in this Non-Statutory Stock Purchase Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against the Employer or its affiliates, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Non-Statutory Stock Purchase Plan, are hereby expressly waived and released

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by every Non-Qualified Member, as a part of the consideration for any benefits by the Employers under this Non-Statutory Stock Purchase Plan.

19.9.

Approvals.  The Company’s obligation to sell and deliver shares under the Non-Statutory Stock Purchase Plan is at all times subject to all approvals of any governmental authorities required in connection with the authorization, issuance, sale or delivery of such securities.

SECTION 20.

EFFECTIVE DATE OF THE PLAN.   The Plan shall be effective as of the date it is approved by the Board of Directors; provided, however, that to the extent that (i) Options, Awards, or SARs are granted under the Plan or (ii) options are granted under the Employee Stock Purchase Plan prior to its approval by the Company’s shareholders, such Options, Awards, SARs, and Employee Stock Purchase Plan options shall be contingent on approval of the Plan by the Company’s shareholders within twelve (12) months before or after the date the Plan is approved by the Board and consistent with the requirements for shareholder approval of matters requiring shareholder approval under the Company’s organizational documents and under applicable corporate law.  The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options, Awards, or SARs under it are outstanding; provided, however, that no Options, Awards, or SARs may be granted under the Plan after the ten-year anniversary of the date the Plan is approved by the Board of Directors.

SECTION 21.

GENERAL PROVISIONS.

21.1

Section 409A.

Notwithstanding other provisions of the Plan or any agreements effecting a grant of Options, Awards or SARs thereunder, no Options, Awards or SARs shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant.  In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Common Stock in respect of any Options, Awards or SARs under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant agreement, as the case may be, without causing the Participant holding such Options, Awards or SARs to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Common Stock on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code.  In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Common Stock in respect of any Options, Awards or SARs subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the Regulations promulgated thereunder.  The Company shall use commercially reasonable efforts to implement the provisions of this Section 21.1 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 21.1.

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21.2.

Interpretation.  Any words herein used in the masculine shall read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed as though in the plural in all cases where they would so apply.

21.3.

Headings.  Any heading or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

21.4.

Separability of Provisions.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan will not be affected but will be applied as if the invalid or unenforceable provision had not been included in the Plan.

21.5.

Governing Law.  This Plan shall be construed in accordance with the laws of the State of Tennessee without reference to its conflicts of law provisions.

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Exhibit B

AMENDED NHC EXECUTIVE OFFICER PERFORMANCE BASED

COMPENSATION PLAN

BE IT RESOLVED that the Board of Directors of National HealthCare Corporation does hereby adopt and recommend ratification by the shareholders of the Company of an amendment to the "Amended NHC Executive Officer Performance Based Compensation Plan" (the "Plan"):

1.

Performance Incentive Bonus Pool (the "Pool").  The annual Pool shall be calculated as follows:  At the commencement of each calendar year the Board shall approve a pretax earnings goal.  If the pretax earnings goal is met for the year, the Pool shall be formed of two components: first, a base award equal to $4 million and, second, a bonus award calculated as follows:

*  Shareholders must first receive a required return equal to 15% of beginning common equity plus an estimate of the amount of pretax earnings necessary to pay the dividends on preferred stock, after including the expense of the $4 million base award;

*  An incentive bonus is then allowed equal to 30% of the amount in excess of the required return to shareholders.

2.

Eligible Officers.  The Plan shall be available for the five most highly compensated executive officers of the Company as elected from time to time by the Board.

3.

Classes of Participation.  The Chief Executive Officer shall be assigned a percentage of 50% of the annual incentive Pool and each other Named Executive Officer shall be assigned a percentage of 12.5% of the annual incentive Pool.

4.

Administration of Plan.  The Committee shall recommend to the Board the appropriate classification for each executive officer, which shall be done at the commencement of each calendar year or upon the retention of employment of an executive officer.  The Committee shall also consult with and advise management as to the allocation of the balance of the incentive Pool to other company employees.  The Committee shall have the full power to interpret and administer the Plan.  The Committee shall have the full power and authority to reduce or eliminate altogether any bonus created pursuant to the Plan, but shall not have the power to re-allocate any executive officer's reduced bonus to any other executive officer or to increase any executive officer's bonus in excess of the bonus earned pursuant to the Plan.

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This Plan was adopted and approved by the Board of Directors on the 20th day of December, 2006, approved Company=s shareholders at the Annual Meeting of Shareholders held on April 24, 2007, re-submitted for an amendment to the Plan by the shareholders on May 1, 2008, and is now re-submitted for a second amendment to the Plan by the shareholders on May 6, 2010.

s/John K. Lines
Secretary, SVP & General Counsel

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PROXY

NATIONAL HEALTHCARE CORPORATION
100 E. Vine Street, Murfreesboro, Tennessee 37130
This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Robert G. Adams and/or John K. Lines as Proxies, each of them with power of substitution, to represent and vote on behalf of the undersigned all of the shares of National HealthCare Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at City Center on the 14th Floor, 100 E. Vine Street, Murfreesboro, Tennessee, on Thursday, May 6, 2010, at 4:00 p.m. Central Daylight Time and at any continuances thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS I, II & III.

I. ELECTION OF	For nominees listed below:	___ For All
DIRECTORS	(1) Richard F. LaRoche, Jr.
___ Withhold All
(2) Lawrence C. Tucker
___ For All Except

To withhold authority to vote, mark AFor All
Except@ and write the nominee=s name on the line
below.
_________________________________

II. PROPOSAL TO RATIFY THE IMPLEMENTATION OF THE 2010 EQUITY INCENTIVE PLAN.

____ FOR	____ AGAINST	____ ABSTAIN

III. PROPOSAL TO RATIFY AN AMENDMENT TO THE EXISTING NHC EXECUTIVE OFFICER PERFORMANCE BASED COMPENSATION PLAN.

____ FOR	____ AGAINST	____ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

******

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS I, II & III.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full name as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

_________________________________________

________________________________

Signature

Date

_________________________________________

________________________________

Signature, if held jointly

Date

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

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